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                                                                   EXHIBIT 10.12

                         THIS IS A CONFIDENTIAL DOCUMENT

               This Lease (the "Lease"), dated as of the 18th day of March 1997 is made by and between LANDLORD (as hereinafter defined) and TENANT (as hereinafter defined).

                             ARTICLE I: DEFINITIONS

               1.01 DEFINED TERMS. The following terms shall have the meanings specified in this Section, unless otherwise specifically provided. Other terms may be defined in other parts of this Lease. All square foot measures and Tenant's Share are subject to actual mesure before execution of the lease.

(a)     LANDLORD:                   1777 Sentry Parkway Office Associates, L.P.,
                                    a New Mexico limited partnership

(b)     LANDLORD'S ADDRESS:         1777 Sentry Parkway Office Associates, L.P.
                                    330 Garfield Street Suite 200 Santa Fe, New
                                    Mexico 87501
                                    Attn:  Ms. Cheryl Willoughby

                                    WITH A COPY TO:

                                    Axiom Real Estate Management, Inc.
                                    1600 Market Street, Suite 1900
                                    Philadelphia, Pennsylvania  19103
                                    Attn:  Vice President, Property Management

(c)     TENANT:                     Bionx Implants, Inc.
                                    a Delaware Corporation having offices at

(d)     TENANT'S ADDRESS:           279B Great Valley Parkway
                                    Malvern, PA 19355

(e)     BROKER:                     Grubb & Ellis, Inc., and C/B Commercial

(f)     PROJECT:                    Sentry Park West, Blue Bell, Pennsylvania,
                                    including the land described in Exhibit A and all buildings and other improvements now or hereafter located thereon. For purposes of this Lease, the rentable square footage of the Project shall be deemed to be two hundred sixteen thousand (216,000) square feet of rentable floor area. This computation of rentable square footage shall be binding and conclusive on the parties, and their successors and assigns.

(g)     BUILDING:                   The building known as Gwynedd Hall, Sentry
                                    Park West, Blue Bell, Pennsylvania.

(h)     PREMISES:                   The portion of the Building located on the
                                    4th floor thereof as shown by cross-hatching on the Building floor plan(s) attached hereto as Exhibit B. For purposes of this Lease, the rentable square footage of the Premises shall be deemed to be seven thousand two hundred seventy two (7,272) square feet of rentable floor area. This computation of rentable square footage shall be binding and conclusive on the parties, and their successors and assigns.

(i) TERM: Five (5) years, plus (if the Commencement Date is not the first day of a calendar month) the period from the
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                                    Commencement Date through the last day of
                                    the calendar month in which the Commencement
                                    Date occurs.

(j)     ESTIMATED                   May 17, 1997 or four (4) to six (6) weeks
        COMMENCEMENT DATE:          after the date of the execution and
                                    delivery of this Lease by Landlord and
                                    Tenant.

(k)     COMMENCEMENT DATE:          As defined in Section 4.01.

(1)     EXPIRATION DATE:            The fifth anniversary of (a) if the
                                    Commencement Date is the first day of a
                                    calendar month, the day before the
                                    Commencement Date, or (b) if the
                                    Commencement Date is not the first day of a calendar month, the last day of the calendar month in which the Commencement Date occurs.
                                    For example, if the Commencement Date were July 1, 1996, the Expiration Date would be the applicable anniversary of June 30, 1996;
                                    if the Commencement Date were July 15, 1996, the Expiration Date would be the applicable anniversary of July 31, 1996. If the Term has been extended or this Lease has been renewed, the Expiration Date shall be the last day of the Term as so extended or renewed.

(m)     LEASE YEAR:                 The period from the Commencement Date
                                    through the day before the one-year
                                    anniversary of the Commencement Date (or if the Commencement Date is not the first day of a calendar month, the one-year anniversary of the last day of the month in which the Commencement Date occurs), and each one-year period (or portion thereof if the Lease is terminated during any such one-year period) thereafter during the Term.

(n)     BASE RENT:                  As set forth below:

                                               Annual Base Rent Schedule
                                               -------------------------

                                    Portion of Terrn         Base Rent Per Annum
                                    ----------------         -------------------

                                    Lease Year 1                 $119,988.00
                                    Lease Year 2                 $119,988.00
                                    Lease Year 3                 $123,624.00
                                    Lease Year 4                 $127,260.00
                                    Lease Year 5                 $130,896.00

(o)     TENANT'S SHARE:             3.367%

(p)     SECURITY DEPOSIT:           $9,999.00

(q)     TENANT IMPROVEMENT
        ALLOWANCE:                  N/A

(r)     BASE YEAR:                  The calendar year 1998.

(s)     OPERATING EXPENSE           Tenant's Share of the Operating Expenses
        ALLOWANCE:                  (as defined in Section 6.02(b)(iii)) for
                                    the Base Year.

(t)     TAX ALLOWANCE:              Tenant's Share of the Real Property Taxes
                                    (as defined in Section 6.02(b)(i)) for the Base Year.

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(u)     UTILITY ALLOWANCE:          Tenant's Share of the Utility Costs (as
                                    defined in Section 6.02(b)(ii)) for the Base
                                    Year.

                          ARTICLE II: DEMISE AND LEASE

        2.01 DEMISE AND LEASE. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, the "Premises" specified in Section l.01(h) hereof located within the "Building" specified in Section 1.01(g) hereof, which Building is a portion of the "Project" identified in Section 1.01(f) hereof. The land on which the Project is located is more particularly described in Exhibit A attached hereto and the Premises are shown by cross-hatching on the Building floor plan(s) attached hereto as Exhibit B. Tenant acknowledges that the sole purpose of the attached floor plan(s) is to identify the location of the Premises in the Building. Landlord makes no representation or warranty in the attached floor plan(s) as to the usable or rentable square footage of the Premises. All square foot mesures and Tenant's Share are subject to actual measure before execution.

        2.02 REPRESENTATIONS AND WARRANTIES; TAKING OF POSSESSION. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Common Areas (as defined in Section 2.03 below), or the Project or their suitability for the conduct of Tenant's business. By taking possession of the Premises, Tenant accepts the Premises, the Tenant Improvements (as defined in
Section 3.01 below) and the Building as completed or substantially completed (as defined in Section 3.02 below).

        2.03 COMMON AREAS. In addition to the Premises, Tenant shall have the non-exclusive right to use in common with other tenants and/or occupants of the Building and the Project, subject to the Rules and Regulations referred to in
Section 18.09 hereof and all covenants, conditions and restrictions now or hereafter affecting or encumbering the Project, the following areas appurtenant to the Premises: the Building's common entrances, lobbies, rest rooms, elevators, stairways and accessways, loading and unloading areas, trash areas, parking areas and facilities, roadways, sidewalks, walkways, parkways, plazas, driveways and landscaped areas, and similar areas and facilities situated within the Building and the exterior areas of the Project (collectively, the "Common Areas"). Tenant acknowledges that Landlord shall have no obligation to construct or complete any additional buildings or improvements to the Common Areas. Tenant's right to utilize the Common Areas shall at all times be subject to Landlord's reserved rights therein as described in Section 18.08 hereof.

                            ARTICLE III: IMPROVEMENTS

        3.01 TENANT IMPROVEMENTS. The Premises are or shall be improved by Landlord with the tenant improvements (the "Tenant Improvements") more particularly described in the Work Letter Agreement attached hereto as Exhibit C (the "Work Letter Agreement"). Landlord shall exercise reasonable efforts to make the Premises Ready for Occupancy (as defined in Section 3.02 below) not later than the Estimated Commencement Date set forth in Section 1.01(j) hereof. If, however, the Premises are not completed on or before the Estimated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.

        3.02 COMPLETION AND DELIVERY. The Premises shall be deemed ready for occupancy ("Ready for Occupancy") when the Tenant Improvements have been completed or substantially completed by Landlord and delivered, tendered or made available to Tenant. The term "substantially completed" as used in this Lease shall mean the date of issuance of a certificate of occupancy (temporary or permanent) for the Premises by the municipality in which the Premises are located, or if no certificate of occupancy is required, the date of substantial completion of the Tenant Improvements as certified by Landlord's architect, which certification shall be conclusive and binding upon Landlord and Tenant. The Tenant Improvements shall be deemed substantially completed notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises

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(items normally referred to as "punch list" items) remain to be performed. By taking possession of the Premises, Tenant accepts the Premises, the Tenant Improvements and the Building as completed or substantially completed, except that in the latter case, on or about the date of Tenant's taking possession of the Premises, Landlord and Tenant shall together prepare a list of incomplete and/or corrective items needed at the Premises (which shall not include any items requiring repair or correction due to damage caused in connection with Tenant's taking possession of the Premises or due to the negligence or willful misconduct of Tenant its agents, employees or contractors). If properly includable as part of the Tenant Improvements, Landlord shall diligently complete, as soon as reasonably possible, any items of work and adjustment on such list as are not completed when the Premises are Ready for Occupancy. Landlord will give Tenant reasonable advance notice of the date on which Landlord expects the Premises to be Ready for Occupancy.

                                ARTICLE IV: TERM

        4.01 TERM. The Term shall commence upon the earliest of the following dates (the "Commencement Date"): (a) the date on which the Premises are Ready for Occupancy (or, if the date on which the Premises are Ready for Occupancy is delayed and such delay is caused by Tenant's delays in reviewing or approving plans and specifications, Tenant's requests for materials, finishes or installations other than "building standard", Tenant's changes in plans and specifications, or other acts, omissions or delays of Tenant, the Commencement Date shall be the date that falls the total number of days of delay attributable to such causes prior to the date on which the Premises are Ready for Occupancy, as reasonably determined by Landlord); or (b) the date upon which Tenant takes possession or beneficial occupancy of the Premises with Landlord's written consent. The Term shall expire at 11:59 p.m. on the Expiration Date set forth in
Section 1.01(1), unless sooner terminated as hereinafter provided.

        4.02 NOTICE OF COMMENCEMENT DATE. Upon ascertaining the Commencement Date, Landlord shall deliver to Tenant a written confirmation of the Commencement Date, in the form attached hereto as Exhibit D (the "Notice of Commencement"). The Notice of Commencement shall be binding upon Tenant unless Tenant objects thereto in a writing delivered to Landlord within five (5) business days of Tenant's receipt of the Notice of Commencement. However, Landlord's failure to send the Notice of Commencement shall not delay the commencement of or any of Tenant's obligations under this Lease if Tenant takes possession or beneficial occupancy of the Premises with Landlord's written consent prior to the Commencement Date set forth in the Notice of Commencement.

        4.03 RENEWAL OPTIONS. Provided Tenant is not in default at the time the option described in this paragraph is exercised and at the time of the expiration of the original Term, Tenant shall have the right and option to renew this Lease (the "Renewal Option") for one (1) additional term of five (5) years (the "Renewal Term") to commence immediately upon expiration of the original Term of this Lease. Tenant may exercise the Renewal Option only by delivery written notice to Landlord not later than nine (9) months, nor earlier than twelve (12) months, prior to the expiration of the original Term of this Lease. Such notice shall be given to Landlord in accordance with Section 18.01 hereof. If Tenant timely exercises the Renewal Option and is not in default at the expiration of the original Term of this Lease (unless such default is waived by Landlord at Landlord's sole discretion; such default may not be used by Tenant as a means of negating the effectiveness of an earlier exercise by Tenant of the Renewal Option), this Lease shall continue during the Renewal Term upon the same covenant, terms and conditions applicable to the original Term of this Lease, except for base rent and other provisions which by their nature are applicable to the original Term of this Lease, except for base rent and other provisions which by their nature are applicable only to the original Term of this Lease. Base rent for the renewal term shall be $18.50 for year one of the renewal term and said base rent shall escalate by $.50 per rentable square foot in subsequent years 2, 3, 4 and 5 of the renewal term.

        4.04 TERMINATION OPTION. Provided Tenant is not in default at the time the option described in this paragraph is exercised, Tenant shall have the option to terminate this Lease on the last day of the thirty sixth (36th) month during the original five (5) year Term of this Lease.

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Such options shall be exercised only by delivering to Landlord (i) before the expiration of the twenty seventh (27th) month during the original five (5) year Term of notice of Tenant's exercise of such option ("Tenant's Exercise Notice") and (ii) on or before the day on which the monthly installment of Base Rent for the twenty eighth (28th) month during the original five (5) year Term of the Lease is due, and together with such installment, the Termination Fee (as hereinafter defined). The Termination Fee (which Termination fee shall be in addition to, and not in substitution of, any Rent payable by Tenant under this Lease), shall be sixty three thousand six hundred thirty dollars ($63,630.00).

        Provided Tenant time and properly exercises its termination option described in this Section 4.04 in the manner set forth above, the Term of this Lease shall expire as of the early termination date set forth above, and such early termination date shall become the Expiration ate for all purposes of this Lease.

                                 ARTICLE V: RENT

        5.01 BASE RENT. The Base Rent shall be in the amount(s) set forth in
Section 1.01(n) hereof. The Base Rent shall be adjusted at the time and in the manner set forth in Section 1.01(n) hereof (if any), and one-twelfth (1/12th) of the annual Base Rent shall be paid in advance on the first day of each and every month during the Term, without notice, demand or setoff. If the Commencement Date is not the first day of a calendar month, Base Rent for the fractions of the month in which the Commencement Date occurs shall be prorated based upon the actual number of days in such fractional month. Upon executing this Lease, Tenant shall pay the installment of Base Rent attributable to the first full calendar month of the Term for which a full monthly installment of Base Rent is payable hereunder.

        5.02 ADDITIONAL RENT. In additional to Base Rent, Tenant shall pay to Landlord all sums of money or other charges required to be paid by Tenant under this Lease, including but not limited to charges required to be paid by Tenant under this Lease for Operating Expenses, Real Property Taxes, Utility Costs (all as defined in Article VI hereof) and Electricity Charges (as defined in Section 7.02(a) hereof) (all such sums being herein deemed "Additional Rent", which term excludes Base Rent and the Security Deposit), and whether or not same are designated "Additional Rent" and whether or not same are payable to Landlord or any other entity. Any Additional Rent provided for in this Lease shall become due with each monthly installment of Base Rent unless otherwise provided.

        5.03 MANNER OF PAYMENT. Rent, payable under this Lease shall be paid in lawful money of the United States of America without prior notice or demand therefor and without any deduction, defense, counterclaim, setoff or abatement whatsoever. Rent shall be paid to Landlord at Landlord's Address set forth in
Section 1.01(b) hereof or at such other place as Landlord may direct in writing. The term "Rent" as used in this Lease shall refer collectively to "Base Rent" and "Additional Rent".

        5.04 LATE PAYMENT AND INTEREST. If any payment of Rent or any other charge payable by Tenant hereunder is not paid promptly when due, Tenant shall pay to Landlord a late payment charge equal to ten percent (10%) of the amount of such delinquent payment in addition to the delinquent payment, regardless of whether or not a notice of default has been given by Landlord. In addition, Tenant shall pay interest on such late payment and late charge from and after the expiration of five (5) days following the original due date of the late payment at an interest rate (the "Interest Rate") equal to the lesser of (a) the prevailing prime rate as published by Chase Manhattan Bank, N.A., at its New York office (or a successor bank selected by Landlord upon written notice to Tenant), plus three (3) percentage points, or (b) the maximum rate permitted by applicable law, until such amounts are paid. Landlord and Tenant recognize that the damages which Landlord will suffer as a result of Tenant's failure to timely pay Rent or other amounts due to Landlord are difficult or impracticable to ascertain, and agree that said interest and late charge constitute a reasonable estimate of the damages which Landlord will suffer in the event of Tenant's late payment. This Section 5.04 shall not relieve Tenant from payment of Rent or other amounts due to Landlord at the times and in the manners herein specified. Acceptance by Landlord of any such interest and late charge shall not constitute a waiver of Tenant's default

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with respect to said overdue amount, nor prevent Landlord from exercising any other rights or remedies available to Landlord.

        5.05 SECURITY DEPOSIT. Tenant has deposited the Security Deposit specified in Section 1.01(p) hereof as a security deposit with Landlord. The payment of the Security Deposit is a current and absolute payment by Tenant to Landlord, and the Security Deposit is and shall remain the sole and absolute property of Landlord, subject only to Tenant's right to have the Security Deposit returned to Tenant in accordance with and subject to the terms of this
Section 5.05. The Security Deposit shall secure Tenant's full and faithful performance of all of Tenant's obligations under this Lease, including, without limitation, the obligation to pay Rent and other monetary amounts, to maintain the Premises and repair damages thereto and to surrender the Premises to Landlord in a clean condition and in good repair upon termination of this Lease as required pursuant to Section 18.05 below. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds, nor shall Tenant be entitled to interest on the Security Deposit. If Tenant fails to perform any of Tenant's obligations hereunder, Landlord, without any obligation to do so, may apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the Security Deposit, Tenant, upon demand by Landlord, shall immediately pay Landlord a sufficient amount to restore the Security Deposit to the full original amount. Tenant's failure to restore the Security Deposit to its full original amount within five (5) business days after receipt of such demand shall, without any further notice or demand required, constitute an Event of Default (as defined in Article XIV hereof). Use by Landlord of the Security Deposit, or any part thereof, to satisfy any of Tenant's obligations hereunder shall not constitute a waiver of Tenant's default with respect to such nonperformance for which amounts are expended, nor prevent Landlord from exercising any other rights or remedies available to Landlord. Within thirty
(30) days after the termination of this Lease, if Tenant has then performed all of Tenant's obligations hereunder, Landlord shall return the Security Deposit, or the remaining balance thereof, to Tenant. If Landlord sells or otherwise transfers Landlord's rights or interest under this Lease, Landlord shall deliver the Security Deposit, or the remaining balance thereof, to the transferee, whereupon Landlord shall be released from any further liability to Tenant with respect to the Security Deposit.

        Tenant covenants that it shall not assign, pledge, hypothecate, mortgage or otherwise encumber the Security Deposit during the Term of this Lease. Notwithstanding Tenant's covenant set forth above, violation of which shall be an Event of Default under this Lease, in the absence of evidence satisfactory to Landlord of any assignment of the right to receive the Security Deposit, or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant regardless of one or more assignments of Tenant's interest in such Security Deposit. In such event, upon the return of the Security Deposit, or the remaining balance thereof, to the original Tenant, Landlord shall be completely relieved of liability hereunder.

                     ARTICLE VI: ADDITIONAL RENT AND CHARGES

        6.01 TENANT'S OBLIGATION FOR TAXES. In addition to amounts due from Tenant in accordance with Section 6.02 below, Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and/or upon the Premises by Tenant. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, Tenant shall, upon demand, repay to Landlord, as Additional Rent, the taxes so levied or the portion of such taxes resulting from such increase in the assessment.

        6.02. TENANT'S SHARE OF REAL PROPERTY TAXES, UTILITY COSTS, AND OPERATING EXPENSES.

               (a) ESTIMATED EXPENSES. If the parties' representatives cannot agree on Operating Statement audits, the parties agree to select a third, independent accountant to resolve

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any dispute, such determination to be binding on the parties. Tenant shall pay to Landlord, as Additional Rent, the following (the "Escalation Amounts"):

                      (i) REAL PROPERTY TAXES. The amount by which Tenant's Share of Real Property Taxes (as defined below) paid by Landlord during each calendar year or portion thereof during the Term (except for the Base Year) exceeds the Tax Allowance (as defined in Section 1.01(t)) (or in the event of a portion of a calendar year, the fraction of the Tax Allowance that is equivalent to the portion of the calendar year in question);

                      (ii) UTILITY COSTS. The amount by which Tenant's Share of Utility Costs (as defined below) paid by Landlord during each calendar year or portion thereof during the Term (except for the Base Year) exceeds the Utility Allowance (as defined in Section 1.01(u)) (or in the event of a portion of a calendar year, the fraction of the Utility Allowance that is equivalent to the portion of the calendar year in question); and

                      (iii) OPERATING EXPENSES. The amount by which Tenant's Share of Operating Expenses (as defined below) paid by Landlord during each calendar year or portion thereof during the Term (except for the Base Year) exceeds the Operating Expense Allowance (as defined in Section 1.01(s)) (or in the event of a portion of a calendar year, the fraction of the Operating Expense Allowance that is equivalent to the portion of the calendar year in question).

Prior to the commencement of each calendar year of the Term, except for the Base Year, Landlord shall deliver to Tenant an estimate of the annual Escalation Amounts payable by Tenant pursuant to this provision, and Tenant shall pay to Landlord on the first of each month in advance, one-twelfth (1/12th) of Landlord's estimated amount. At the end of each year there shall be an adjustment made to account for any difference between the actual and the estimated Escalation Amounts for such calendar year. If Tenant has overpaid the Escalation Amounts owing pursuant to this provision, and provided Tenant is not in default hereunder, Landlord shall refund such overpayment to Tenant; provided, however, that Landlord shall have the right, in its sole discretion, to credit such overpayment to unpaid Rent payable by Tenant under this Lease, whether or not same is then due. Notwithstanding anything to the contrary contained in this Lease, if Tenant's Share of Real Property Taxes, Utility Costs or Operating Expenses during any calendar year during the Term of this Lease is less than the Allowance for such item, such shortfall shall not be applied to reduce the amounts payable by Tenant for Tenant's Share of such other items. If Tenant has underpaid the Escalation Amounts owing pursuant to this provision, Tenant shall pay the total amount of such deficiency to Landlord as Additional Rent with the next payment of Rent due under this Lease following written notice of said deficiency from Landlord to Tenant. Any Escalation Amounts attributable to the Term of this Lease which would not otherwise be due until after the date of the expiration or earlier termination of this Lease, shall, if the exact amount is uncertain at the time this Lease expires or terminates, be paid by Tenant to Landlord upon such expiration or termination in an amount to be reasonably determined by Landlord, with an adjustment to be made once the exact amount is known. Such obligation shall survive the expiration or earlier termination of this Lease.

        Tenant shall be provided, following the end of each calendar year during the Term of this Lease, with a statement showing in reasonable detail the separate charges for Real Property Taxes, Utility Costs, and Operating Expenses for the such calendar year for which such charges were due (the "Operating Statement"). If Tenant disputes the amount or characterization of any item contained in the Operating Statement, Tenant shall have the right to designate an independent certified public accountant that is not being compensated by Tenant on a contingency fee basis to audit Landlord's records upon which such Operating Statement is based, provided (i) Tenant first pays all sums due as shown on the Operating Statement and (ii) Tenant first provides to Landlord the written agreement of such accountant that such accountant (a) shall keep the results of such audit confidential and will not disclose the results thereof or any information obtained in connection therewith to any party other than Landlord and Tenant and (b) shall not solicit any other tenant of the Project to conduct a similar audit on such tenant's behalf. Such audit shall be conducted and completed no later than sixty (60) days following Tenant's receipt of the Operating Statement in question. The fee for any audit conducted on Tenant's behalf shall be borne solely by Tenant. All information obtained through Tenant's audit, as well as all information with respect to any compromise, settlement, or adjustment reached

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between Landlord and Tenant in connection with such audit, shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall, as a condition to Tenant's right to conduct any such audit, cause Tenant's auditor to execute an agreement binding such auditor and such auditor's officers, agents, and employees to such obligation of confidentiality. Tenant shall not disclose the results of such audit or any information obtained in connection therewith to any party other than Landlord. Landlord shall have the right, at its sole expense, to have Tenant's audit reviewed by another certified public accounting firm selected by Landlord, whose determination shall be conclusive and binding on both Landlord and Tenant. Any adjustment required between Landlord and Tenant following such review shall be made in accordance with the procedure set forth in the immediately preceding paragraph. Any audit and subsequent adjustment in payment shall be deemed to be conclusive settlement of the dispute. If Tenant does not notify Landlord of a dispute within sixty
(60) days of receipt of such Operating Statement, Tenant shall be deemed to have accepted Landlord's calculations as conclusive.

               (b)    DEFINED TERMS.

                      (i)    REAL  PROPERTY   TAXES.   For purposes of this
Lease, "Real Property Taxes" shall mean any and all federal, state and local governmental taxes, assessments and charges of any kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, renting, management, control or operation of the Project or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith. Real Property Taxes shall include, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, assessments (special or otherwise), transit taxes, and ad valorem taxes. Real Property Taxes shall also include all tees, costs and expenses (including, without limitation, reasonable legal fees and court costs) paid by Landlord in connection with protesting or contesting, or seeking a refund or reduction of, any of the aforesaid Real Property Taxes, regardless of whether the Landlord is ultimately successful. If at any time during the Term hereof, a tax or excise on rents or income or other tax however described (herein called "Rent Tax") is levied or any political subdivision thereof, on account of the Rent hereunder or the interest of Landlord under this Lease, such Rent Tax shall constitute and be included in Real Property Taxes, provided, however, that in no event shall Tenant be obligated (a) to pay for any year any greater amount as a result of such Rent Tax than would have been payable by Tenant had the rentals paid to Landlord under all Project leases (being the rentals upon which such taxes are imposed) been the sole taxable income of Landlord for the year in question or
(b) to pay or to reimburse Landlord for any tax of any kind assessed against Landlord on account of any such Rent Tax having been reimbursed to Landlord by Tenant or any third party.

        For the purposes of determining Real Property Taxes for any given calendar year, the amount to be included for such calendar year (a) from special taxes or assessments payable in installments, shall be the amount of the installments (and any interest) due and payable during such calendar year, (b) from all other Real Property Taxes, shall be the amount of the payments thereof due and payable during such calendar year, and (c) from any adjustments (including, without limitation, a refund) to any Real Property Taxes by the taxing authority, when such adjustment has resulted in a corresponding adjustment payment by or to Landlord, shall constitute an adjustment to Real Property Taxes for the calendar year to which such adjustment is applicable, regardless of when such adjustment is made or received by Landlord, as the case may be. Landlord shall refund to Tenant Tenant's Share of any net refund (after deducting therefrom all reasonable expenses incurred in obtaining such refund) received by Landlord of any Real Property Taxes paid by Tenant pursuant to the terms of this Lease, up to the amount paid by Tenant on account of such refunded Real Property Taxes.

        Real Property Taxes shall not include any net income (except Rent Tax as hereinabove provided), capital, stock, succession, transfer, franchise, gift, estate or inheritance taxes, unless the same shall be imposed in lieu of all or any portion of Real Property Taxes.

                      (ii) UTILITY COSTS. For purposes of this Lease, "Utility Costs" shall consist of all costs incurred for gas, water, sewer, power, heating, lighting, air conditioning and ventilation consumed by the Project and the servicing thereof (including costs mandated by laws or regulations of governmental entities) and not otherwise separately metered and paid for by individual tenants of the Project.

                      (iii) OPERATING EXPENSES. For purposes of this Lease, "Operating Expenses" shall mean any expenses, costs and disbursements (other than Real Property Taxes and Utility Costs) of every kind and nature, paid or incurred by Landlord in connection with the ownership, leasing, management, maintenance, operation and repair or all or any part of the Project (adjusted for vacancy as hereafter provided), and/or in connection with the personal property, fixtures, machinery, equipment, systems and apparatus located at the Project or used in connection therewith, including, without limitation (the following list is for definitional purposes only and shall not impose any obligations upon Landlord to incur the expenses or provide the services listed):
(1) premiums and other insurance costs for insurance maintained by Landlord pursuant to this Lease or otherwise for the benefit of the Project; (2) wages, salaries and related expenses of all on-site employees engaged in operation, management, maintenance and security, including without limitation, payroll taxes and similar government charges with respect thereto, insurance, retirement, fringe benefits and uniform allowances payable to employees; (3) all supplies, materials and equipment (including rentals) used in such operation, management, maintenance and repair; (4) all maintenance, security and service costs; (5) all janitorial costs, including refuse removal and window cleaning;
(6) costs incurred in the management of the Building (including supplies), together with a fee for the management of the Project and the rental cost of an on-site management office; (7) consultant, legal and accounting expenses, but not including the cost of audits by certified public accountants; (8) costs of operating and maintaining elevator(s) (if any); (9) all maintenance, repair and replacement costs relating to the Project, including sidewalks, landscaping, snow removal, signs (other than tenant signs), service areas, mechanical rooms, parking and plaza areas, building exteriors, driveways, including any assessments against the Project pursuant to any covenants, conditions or restrictions, reciprocal easement agreements, tenancy in common agreements or similar restrictions or agreements; (10) painting, decorating and furbishing of the Project and repairing, restriping and resurfacing the parking facilities and parking areas of the Project; (11) roof system maintenance and repairs; (12) amortization of capital improvements to the extent such capital improvements are installed or used to reduce the costs of other items included in Operating Costs (whether or not such costs in respect of the same are in fact reduced) or to the extent such improvements are required by laws, rules, ordinances or regulations enacted following the commencement of the Term; (13) any personal property taxes levied on or attributable to personal property used in connection with the operation, management, maintenance and/or repair of the Project; (14) the cost of permits, certificates and licenses required in connection with the Project or any portion thereof or any areas used in connection therewith (except building permits and other development permits), and any other costs levied, assessed or imposed by or at the direction of, or resulting from statutes or regulations or interpretations thereof promulgated by any federal or governmental authority in connection with the use or occupancy of the Project; and (15) any other expenses of any kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Project.

        Operating Expenses shall be reduced by: to the extent actually received by Landlord, the net proceeds (after deduction of all costs of recovery thereof, including legal fees) of insurance and damages paid by third parties; specific costs incurred for the account of, separately billed to, and paid by specific tenants; repairs or replacements to the extent that the cost of the same is recovered by Landlord pursuant to original construction warranties; interest on debt or capital retirement of debt; costs of capital improvements except as expressly provided in the immediately preceding paragraph; and Landlord's cost of tenant leasehold improvements, leasing commissions and legal fees arising from lease disputes.

                      (iv) TENANT'S SHARE. For purposes of this Lease "Tenant's Share" means the percentage set forth in Section 1.01(o). Tenant's Share is not meant, nor shall Tenant's Share be construed, to be a representation by Landlord as to the rentable or usable square footage of the Premises.

               (c) ADJUSTMENT FOR OCCUPANCY. Notwithstanding any provision herein to the contrary, in the event the Project is less than ninety-five percent (95%) occupied during all or any portion of any calendar year of the Term, an adjustment shall be made in computing variable

Operating Expenses and Utility Costs for such year so that the same shall be computed for such year as though the Project had been ninety-five percent (95%) occupied during such year.

                       ARTICLE VII: SERVICES AND UTILITIES

        7.01   LANDLORD'S SERVICES.

               (a) BASIC SERVICES. Landlord shall furnish the following services without charge (except for Tenant's Share of the costs of such services included in Operating Expenses, or except as otherwise specifically provided in this Lease): (i) heat and air conditioning required for the occupancy of the Premises, between 8 A.M. and 6 P.M. Monday through Friday ("Business Hours"), excluding Saturdays, Sundays and holidays (current Building holidays are listed on Exhibit E annexed hereto, subject to change from time to time upon reasonable advance written notice by Landlord), and the electricity to power same; (ii) access and elevator service, including at least one weekend elevator; (iii) rest room supplies and hot and cold water to restrooms and kitchens having sinks;
(iv) cleaning services as set forth in the Project Janitorial Specifications, annexed hereto as Exhibit F. on weekdays, excluding holidays and weekends; (v) snow removal; and (vi) such other services as Landlord may elect to provide from time to time. Landlord shall have the right to modify the terms and/or frequency of the services provided, so long as Landlord gives at least five (5) days notice of any changes, and such changes do not materially diminish the services described herein. The terms of Landlord's provision of certain of the services listed above shall be additionally governed by the following provisions:

                      (i) HEAT. Landlord shall furnish heat to provide a temperature and humidity condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations in the absence of machines or equipment which may affect the temperature or humidity otherwise maintained in the Premises. Such heat shall be provided daily during Business Hours (Saturdays, Sundays and holidays excepted). Tenant agrees to keep and cause to be kept closed all windows in the Premises and at all times to cooperate fully with the Landlord in the operation of the heating system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating system. Landlord reserves the right to stop the heating system when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed.

                      (ii) AIR CONDITIONING. Landlord shall furnish air conditioning to provide a temperature and humidity condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations in the absence of machines or equipment which may affect the temperature or humidity otherwise maintained in the Premises. Such air conditioning shall be provided daily during Business Hours (Saturdays, Sundays and holidays excepted). Tenant agrees to keep and cause to be kept closed all windows in the Premises and at all times to cooperate fully with the Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the air conditioning system. Landlord reserves the right to stop the air conditioning system when necessary by reason of accident or emergency or for repairs, alterations, regular maintenance, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, regular maintenance, replacements or improvements shall have been completed.

                      Whenever heavy concentration of personnel, motor, machines or equipment, including telephone equipment, used in the Premises adversely affects the temperature or humidity otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including all. of the costs relating to the installation and the cost of operation and maintenance thereof, shall be Additional Rent hereunder and shall be paid by Tenant to Landlord upon demand.

                      (iii) ELEVATORS. Landlord shall provide passenger elevator service in common with Landlord and the other tenants of the Building 24 hours per day every day (subject, however, to temporary shut downs for repairs and maintenance). Freight elevator service shall at all times be subject to scheduling by Landlord. Landlord shall provide limited passenger elevator service at all times (except in the case of an emergency) during which normal passenger elevator service is not furnished.

                      (iv) WATER. Landlord shall furnish cold water from public municipal water mains from regular Building outlets for drinking, lavatory and toilet purposes, drawn through fixtures installed by Landlord or by Tenant with Landlord's prior written consent, and hot water for public lavatory purposes from the regular supply of the Building. Tenant shall pay Landlord at reasonable rates fixed by Landlord for water furnished for any other purpose as Additional Rent hereunder, which rates shall equal Landlord's cost therefor. Tenant shall not waste or permit the waste of water.

                      (v) JANITORIAL SERVICE. Tenant shall not provide janitor services in the Premises without the prior written consent of Landlord and then only at Tenant's sole responsibility, cost and expense, by contractors or employees at all times satisfactory to Landlord in its sole discretion.

               (b) NON-BUSINESS HOURS. Tenant shall have the right to use the Premises beyond Business Hours and on weekends and holidays upon the express condition that Tenant shall be responsible, at its sole cost and expense, for any and all building services required and attributable to such excess use, charged at the rates reasonably determined by Landlord from time to time. Payment for excess use of services shall be deemed Additional Rent and shall be paid to Landlord monthly, together with Base Rent.

               (c) INTERRUPTION, ETC., OF SERVICES. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated or suspended by reason of, (i) the interruption or curtailment of the use of the Premises as a result of the installation of any equipment in connection with the Premises or the Building;
(ii) any failure to furnish or delay in furnishing any services required to be provided by Landlord, unless such failure or delay is caused solely by any condition created by Landlord's negligence or willful misconduct or by Landlord's failure to respond within a reasonable period of time to any written request for service or repair for which Landlord is obligated under this Lease;
(iii) the limitation, curtailment, rationing or restriction of the use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises, the Building or the Project; (iv) any defects to, or damage from, heating, ventilating or air conditioning systems, or components of the foregoing, which are installed, repaired or modified by Tenant in or serving the Premises; or (v) damage caused by water leakage, sewage, steam, gas, odors or plumbing overflows. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services so as to minimize any interference with the use of the Building by the tenants thereof (including Tenant).

               (d) HVAC. If the Tenant Improvements contemplated by Article III, or any part thereof, are performed by Tenant and include the heating, ventilating and air conditioning system for the Premises, Landlord shall not be responsible for the quality of such system, but only for the supply of cooled or warmed air from the Building's central system to the distribution system in the Premises. Tenant shall maintain in good working condition and repair any supplemental heating, ventilating and air conditioning unit or system installed in the Premises by or on behalf of Tenant (including maintenance mandated by any law or regulation, including without limitation applicable requirements of the Occupational Safety and Health Administration), and shall maintain, at Tenant's sole cost and expense, a maintenance contract on any such unit or system. In addition, Tenant shall be solely responsible for compliance with all present and future laws or regulations (including without limitation requirements of the Occupational Safety and Health Administration that relate to the Premises) regarding the indoor air quality of the Premises to the extent related to such supplemental unit or system. Any such supplemental unit or system shall, unless otherwise determined by Landlord, remain at the Premises at the expiration or earlier termination of the Term of this Lease, and, together with the maintenance contract maintained thereon, shall be the property of Landlord. Tenant shall furnish to Landlord copies of all such maintenance contracts, as well as evidence of the renewal thereof at least thirty (30) days prior to the expiration thereof. If, in connection with the Tenant Improvements contemplated by Article III or any other alterations or improvements to the Premises performed by or on behalf of Tenant, any heating, ventilating and air conditioning equipment or units are installed upon the roof of the Building, Tenant shall be solely responsible for the cost of the maintenance thereof (including maintenance mandated by any law or regulation, including without limitation applicable requirements of the Occupational Safety and Health Administration), at Landlord's option the removal thereof upon the expiration or earlier termination of this Lease, and shall also be solely responsible for the cost of the repair of any damage caused to the roof of the Building by the installation, maintenance, operation or removal of such equipment or units.

               (e) LIGHT BULBS AND ELECTRICAL FIXTURES. Tenant covenants and agrees that it shall make no alterations or additions to the electric equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance. Landlord shall maintain the light fixtures in the Premises and install any lamps, bulbs, ballasts or starters to be used by Tenant in the Premises, all as an Operating Expense except that any light fixtures, ballasts, starters and bulbs which are not Building standard items shall be repaired or replaced by Landlord at Tenant's expense. Landlord reserves the right to stop the electrical system when necessary by reason of accident or emergency or for repairs, alterations, regular maintenance, replacements or improvements, which in the judgment of Landlord are desirable or necessary, until said repairs, alterations, regular maintenance, replacements or improvements shall have been completed. Landlord shall use commercially reasonable efforts to complete its work and return the electrical system to normal working order in a reasonably timely fashion. Landlord shall endeavor to notify Tenant if and when the electrical system will be stopped due to repairs.. Bulbs for lighting fixtures shall be initially installed as part of the Tenant Improvements. Replacement bulbs shall be provided and installed by Landlord at Tenant's expense.

        7.02   ELECTRICITY.

               (a) Landlord shall furnish the electricity which Tenant shall require in the Premises for normal lighting and other normal and customary office uses during Business Hours. Tenant shall pay as Additional Rent the monthly charge for its electrical usage based on an electric submeter measuring the electricity actually consumed at the Premises at the tariff applicable to Landlord.

                             ARTICLE VIII: INSURANCE

        8.01 LANDLORD'S INSURANCE. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building a policy or policies of all-risk insurance (including sprinkler, vandalism and malicious mischief coverage, and any other endorsements required by the holder of any fee or leasehold mortgage) in an amount equal to one hundred percent (100%) of the full insurance replacement value (replacement cost new, including debris removal, and demolition) thereof. Tenant shall not permit any use of the Premises which would jeopardize or conflict with the insurance coverage maintained by Landlord or cause the premium charged to Landlord to increase higher than such premium otherwise would be for a general office building of comparable use and size. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of premium invoices from Landlord, reimburse Landlord for such increased amount as Additional Rent. Landlord shall have the right, at its option, to keep and maintain in full force and effect during the Term such other insurance in such amounts and on such terms as Landlord and/or any mortgagee or beneficiary of any trust deed against the Building and/or the Project may reasonably require from time to time, in form, in amounts and for insurance risks against which a prudent Landlord would protect itself, including but not limited to rental abatement, public liability and property, elevator, worker's compensation, boiler and machinery, earthquake and flood insurance.

        8.02 PUBLIC LIABILITY. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant a policy or policies of comprehensive public liability insurance insuring Tenant's activities with respect to the Premises, the Building, the Common Areas and the Project, against loss, damage, or liability for personal injury or death of any person, or loss or damage to property occurring in, upon or about the Premises in an amount of not less than One Million Dollars ($1,000,000) combined single limit (with inflation endorsement) or such larger amounts as may hereafter be reasonably requested by Landlord. The policy shall (a) insure the hazards of the Premises and Tenant's operations thereon, (b)include independent contractor and contractual liability coverage (covering the indemnity contained in Section 8.09 hereof), (c) name Landlord, Landlord's property management firm for the Project and any mortgagees designated by Landlord as an additional insured; (d) contain a cross-liability provision; and (e) contain a provision that the insurance provided Landlord hereunder shall be primary and non-contributing. In addition, Tenant shall, at its sole cost and expense, keep and maintain in full force and effect during the Term a Two Million Dollar ($2,000,000.00) umbrella policy on terms reasonably acceptable to Landlord.

        8.03 TENANT'S PROPERTY AND OTHER INSURANCE. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant, a policy or policies of standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("all-risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building, including, without limitation, furniture, fittings, installations, fixtures (other than the Tenant Improvements installed by Landlord), and any other personal property, in an amount not less than one hundred percent (100%) of the full replacement cost thereof. This insurance policy shall also insure direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or the Building, together with workers' compensation coverage as required by state law.

        8.04 ADDITIONAL INSURANCE. Tenant shall carry such insurance against such other hazards and in such amounts as may be customarily carried by tenants of similar properties as Landlord may reasonably require for its protection from time to time.

        8.05 FORM OF INSURANCE/CERTIFICATES. All policies required to be carried by Tenant hereunder shall be written in form and content satisfactory to Landlord and shall be issued by insurance companies approved by Landlord which are licensed in the state in which the Building is located and holding a general policy holder's rating of "A" and a financial rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide, and shall provide that the policy is not subject to invalidation as to Landlord's interest by reason of any act or omission of Tenant, its officers, agents, employees, invitees, licensees, servants, subtenants, concessionaires or contractors ("Tenant's Agents"). Tenant shall furnish to Landlord, prior to Tenant's entry on the Premises and thereafter within thirty (30) days prior to the expiration of each such policy, a certificate of insurance (or renewal thereof) issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days prior written notice to Landlord and any designated mortgagee. Tenant may carry the insurance required hereunder under a blanket policy, provided such blanket policy allocates to the Premises coverage in amounts satisfactory to Landlord, and further provided that all other requirements for insurance set forth in this Article VIII are met by such blanket policy.

        8.06 TENANT'S FAILURE. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. This Section shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other section of this Lease. If Landlord obtains any insurance which it is the responsibility of Tenant to obtain under this Article VIII, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance, and Tenant shall promptly reimburse said amount to Landlord upon demand, together with interest thereon at the Interest Rate from the date of demand until payment in full.

        8.07 WAIVER OF SUBROGATION. Landlord and Tenant each hereby release the other, its officers, directors, employees and agents, from liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property covered by valid and collectible fire insurance with standard extended coverage endorsement, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. However, this release shall apply only if the releasor's insurance policy contains a clause or endorsement providing that any such release shall not adversely affect or impair such policy or prejudice the right of the releaser to recover thereunder. Landlord and Tenant each agree that any fire and extended coverage insurance policies carried by each of them respectively and covering the Premises or their contents will include such clauses or endorsements as long as the same shall be obtainable without extra cost, or, if extra cost shall be charged therefor, so long as the other party pays such extra cost upon advice to the other of the amount of the extra cost.

        8.08 TENANT'S PROPERTY AND FUTURES. Tenant assumes the risk of damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises.

        8.09 INDEMNIFICATION OF LANDLORD. In amplification of Article XVII and not in limitation thereof, Tenant shall indemnify, defend and hold harmless Landlord, Landlord's agents, contractors and employees, the Premises, the Building and the Project from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from any injury to any person or persons (including death) or any damage to any property as a result of the use, maintenance, occupation or operation of the Premises, the Building or the Project by Tenant or Tenant's Agents or resulting from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or any of Tenant's Agents, and (ii) all legal fees, expert fees or other professional fees and court charges incurred in connection with any of such matters and the defense of any action arising out of the same or in discharging the Premises, the Building or the Project, or any part thereof, from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of Tenant or any of Tenant's Agents; provided, however, that Tenant shall not be required to indemnify Landlord for any damage or injury of any kind arising as a result of the sole negligence or willful misconduct of Landlord and/or its agents, contractors or employees. In no event shall Landlord nor any partner, director, officer, agent or employee of Landlord be liable for any personal injury or death or property damage caused by other lessees or persons in or about the Premises, the Building or the Project, or caused by public or quasi-public work, or for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any persons claiming through or under Tenant; nor shall Landlord or any partner, director, officer, employee or agent of Landlord be liable for (i) any damage to property entrusted to employees or security officers of the Building or the Project, (ii) loss or damage to any property by theft, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building, the Common Areas or the Project or from the pipes, appliances or plumbing work therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause, or (iv) any interference with light or other incorporeal hereditaments.

        8.10 NOTIFICATION FROM TENANT. Tenant shall give prompt notice to Landlord in case Tenant is or becomes aware of fire or accidents in the Premises, the Building, the Common Areas or any other portion of the Project or of any defects therein.

                       ARTICLE IX: REPAIR AND MAINTENANCE

        9.01 TENANT REPAIRS AND MAINTENANCE. Except as otherwise set forth in
Section 9.02 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the entire Premises, including without limitation, all interior walls, doors, ceilings, fixtures, drapes, lights (including emergency lighting fixtures in the Premises), ballasts, subfloors and floor coverings thereof, in good repair and in a clean and safe condition. Tenant shall also be responsible for maintenance of certain heating, ventilating and air conditioning equipment and/or units as set forth in Section 7.01(d). Tenant shall also comply with and observe the requirements of all laws and regulations of any applicable public authority and the requirements of all insurance policies relating to the Premises. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at all times during the Term hereof, at its sole expense, keep all Tenant's movable and removable fixtures located in or appurtenant to the Premises in good order, repair and condition.

        9.02 LANDLORD REPAIRS AND MAINTENANCE. Subject to reimbursement pursuant to Section 6.02 hereof, Landlord shall, except as otherwise set forth in this Lease, maintain in good condition and repair the Common Areas and the structural and exterior portions of the Building, and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as set forth in Article XII hereof, there shall be no abatement of Rent due to, and Landlord shall have no liability by reason of any injury to or interference with Tenant's business arising from, the making of any repairs, alterations or improvements in or to any portion of the Building, the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Except as may otherwise be expressly set forth herein, Tenant affirms that (a) neither Landlord nor any agent, employee or officer of Landlord has made any representation regarding the condition of the Premises, the Building, the Common Areas or the Project and (b) Landlord shall not be obligated to undertake any remodeling, improvement, painting or decorating at any time during the Term or any renewal or extension thereof.

        9.03 NON-LIABILITY OF LANDLORD. Notwithstanding anything to the contrary contained in Section 9.02 above or elsewhere in this Lease, Landlord shall not be in default hereunder nor be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated or suspended by reason of, (a) the interruption or curtailment of the use of the Premises as a result of the performance of Landlord's obligations under this Article or the installation of any equipment in connection with the Premises, the Project or the Building or
(b) any other condition described in Section 7.01(c) which may occur during the performance of Landlord's obligations hereunder. Landlord shall use reasonable efforts to perform its required obligations under this Lease so as to minimize any interference with the use of the Building by the tenants thereof (including Tenant).

        9.04 INSPECTION OF PREMISES. Upon reasonable prior notice (except in an emergency) Landlord may enter the Premises to complete construction undertaken by Landlord on the Premises or the Building, to inspect, clean, improve or repair the same, to inspect the performance by Tenant of the terms and conditions hereof, to show the Premises to prospective purchasers, tenants and lenders, and for all other purposes as Landlord shall reasonably deem necessary or appropriate. Tenant hereby waives any claim for damages or any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon or about the Premises, except as otherwise provided in Article XII hereof.

                    ARTICLE X: FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

        10.01 FIXTURES AND PERSONAL PROPERTY. Tenant, at Tenant's expense, may install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of or systems and/or equipment serving the Building. Notwithstanding the foregoing, Tenant shall not install any vending machines, ice machines, safes or fireproof file cabinets in the Premises without Landlord's prior written consent. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be removed by Tenant upon the expiration or earlier termination of this Lease. Landlord reserves the right to approve or disapprove installation of curtains, draperies, shades, paint or other interior improvements on wholly aesthetic grounds; same must be approved in writing by Landlord prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. As a covenant which shall survive the expiration or earlier termination of this Lease, Tenant shall repair, at Tenant's sole expense, all damage caused by the installation or removal of said trade fixtures, equipment, furniture or aesthetic improvements and shall restore the affected areas to a condition reasonably compatible with the remainder of the Premises as determined by Landlord. If Tenant fails to remove the foregoing items prior to or upon the expiration or earlier termination of this Lease, Landlord, at its option and without any liability whatsoever to Tenant for loss thereof or damage thereto, may keep and use same or remove any or all of them and cause them to be stored or sold in accordance with applicable law, and Tenant shall, upon demand of Landlord, pay to Landlord as Additional Rent hereunder all costs and expenses incurred by Landlord in so storing and/or selling said items.

        10.02 ALTERATIONS. Tenant shall not make any improvements or alterations in or additions, changes or installations to the Premises (collectively, "Alterations") without submitting plans and specifications therefor to Landlord, and obtaining Landlord's prior written consent in each instance, which Landlord shall not unreasonably withhold or delay. Notwithstanding the foregoing, however, no Alterations shall be permitted to the outside dimensions of the Premises or the Building, existing bearing walls and columns, exterior walls, roof, structural ceiling or foundations, nor shall Tenant install any electrical equipment that would overload the lines in the Premises or interfere with the electrical usage of other tenants, or install any Alterations visible from the exterior of the Building, unless approved in writing by Landlord in Landlord's sole discretion. All Work shall be performed (a) at the sole cost and expense of Tenant by employees of contractors employed by Landlord, or with Landlord's written consent given prior to letting of the contract, by contractors employed by Tenant under a written contract previously approved in writing by Landlord, and (b) on such terms and under such conditions as Landlord, in its reasonable discretion, shall determine as will protect the Premises and the Building from improper contractors' work and against the imposition of any lien resulting from Alterations; without limiting the foregoing, if Landlord consents to any Alterations, such Alterations shall be performed subject to the following requirements:

        (1) If the Alterations are to be done by Tenant's contractors, Tenant shall furnish to Landlord, prior to commencement thereof, building permits and certificates of appropriate insurance and bonds satisfactory in all respects to Landlord. Tenant shall also furnish to Landlord, if Landlord so requests, security for the payment of all costs to be incurred in connection with the Alterations.

        (2) If required by Landlord, Tenant shall secure at Tenant's own cost and expense a completion and lien indemnity bond satisfactory to Landlord for any Alterations. Upon completion of any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien, each conforming to the applicable Pennsylvania statutory requirements, as-built plans of any Alterations and receipted bills covering all labor and materials expended and used. Insofar as applicable to the work or material for which payment is requested or notice or lien claim is made, Landlord in its sole discretion shall make available for partial or final payment or release thereof such funds as may have been deposited with it by Tenant for the estimated cost of such work.

        (3) Any Alterations permitted to be undertaken by Tenant's contractors shall be performed in such a fashion and by such means as necessary to maintain peace and harmony among the other contractors serving the Project and the other tenants and so as not to cause interference with the continuance of work to be performed and services to be rendered to the Project or the other tenants.

        (4) All Alterations shall comply with all insurance requirements and with all applicable laws, ordinances and regulations. All Alterations shall be constructed in a good and workmanlike manner, and only good grades of material shall be used with a quality equal to or better than that used in the Building.

        (5) Tenant shall permit Landlord to supervise all Alterations within the Premises. Landlord shall charge a supervisory fee not to exceed (a) fifteen percent (15%) of the total cost of the Alterations, including, without limitation, all labor and material costs, if Landlord's employees or contractors perform the Alterations, and (b) ten percent (10~o) of the total cost of the Alterations, including, without limitation, all labor and material costs, if Tenant's employees or contractors perform the Alterations.

        (6) By approving any request for Alterations submitted by Tenant, Landlord does not (i) expressly or implicitly covenant or warrant that any plans or specifications are accurate, safe or sufficient or that the same comply with any applicable laws, ordinances, building codes, or the like, or (ii) consent to the imposition of any lien on the Premises or the Building for any work performed or materials delivered in connection with any such Alterations. Tenant shall be solely responsible for compliance with applicable laws, ordinances, building codes, and/or the like, and for obtaining all necessary permits and governmental approvals and for construction of said improvements in compliance with same. Further, Tenant shall indemnify, defend and hold harmless Landlord and the Premises from any loss, cost or expense, including reasonable legal fees, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from such Alterations.

        (7) All Alterations shall become the property of Landlord, unless Landlord directs that such Alterations be removed by Tenant at the expiration or earlier termination of this Lease (which direction, as to Alterations for which Tenant has obtained Landlord's consent as provided herein, shall be made by Landlord, if at all, at the time Landlord grants such consent). In such case, Tenant, at Tenant's sole expense, shall remove the Alterations and repair all damage resulting from such removal and shall restore the affected areas to a condition reasonably compatible with the remainder of the Premises as reasonably determined by Landlord, or, at Landlord's option, shall pay to Landlord all costs arising from such removal and restoration.

        If Tenant desires telegraphic, telephonic, burglar alarm, computer installations or signal service beyond that which is to be provided, if any, as part of the Tenant Improvements (all of which shall be at Tenant's sole cost and expense), Landlord shall, upon request, direct where and how all connections and wiring for such service shall be introduced and run. In the absence of any such directions, Tenant shall make no borings, cutting or install any wires or cable in or about the Premises.

        10.03 LIENS. Any mechanic's lien filed against the Premises or the Building or any notice which is received by either Landlord or Tenant or filed for work or materials furnished or claimed to be furnished and deriving from Alterations or for materials or work claimed to have been furnished to Tenant or the Premises shall be released and discharged of record by Tenant, in either case, within fifteen (15) business days after such filing or receipt, whichever is applicable, at Tenant's expense. If Tenant chooses to contest such claim or notice or lien, Tenant may do so in place of causing the release and discharge thereof, provided that within said fifteen (l5) business day period, (i) Tenant provides Landlord with a title indemnity or bond or other adequate security covering any possible lien or claim that may arise from the failure to release and discharge such claim, notice or lien; (ii) Tenant contests such claim, notice or lien in good faith by appropriate proceedings that operate to stay enforcement thereof; and (iii) Tenant promptly pays and discharges any final adverse judgment entered in any such proceeding. If Tenant has not caused the release or discharge or begun appropriate proceedings to contest such claim, notice or lien, within said fifteen (15) business days, Landlord may, but shall not be obligated to, pay the amount necessary to remove the same without being responsible for making an investigation as to the validity or accuracy thereof, and the amount so paid, together with all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, shall be deemed Additional Rent hereunder payable upon demand. Tenant has no power or authority to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Premises, the Building or the Project, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only.

                    ARTICLE XI: USE AND COMPLIANCE WITH LAWS

        11.01 SIGNS. Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction on any part of the outside of the Premises, the Building or the Project or visible from the outside of the Premises, the Building or the Project or in any lobby corridor, hallway, entrance or other public part of the Building or the Project; however, Landlord shall prescribe a uniform pattern for tenant identification signs to be placed on the outside of the main door leading into the Premises. If a sign is required by Tenant, then at Tenant's expense (including, without limitation, all expenses incurred by Landlord to obtain any necessary permit or approval but Landlord shall have no obligation to obtain a variance for any such sign), Landlord shall cause such sign to be placed in position. Tenant shall be entitled to representation in any interior building directory or similar listing of all of the tenants in the Building. Landlord shall have the right at any time and from time to time to remove any sign in order to paint or make repairs, alterations or improvements to the Premises, the Building or the Common Areas, and to charge Tenant for the cost incurred by Landlord to remove Tenant's sign at the termination or earlier expiration of this Lease.

        11.02 USE. Tenant shall only use the Premises for general office purposes and for no other use without the prior written consent of Landlord. Tenant, in Tenant's use and occupancy of the Premises, shall not subject or permit the Premises, the Building and/or the Project to be used in any manner which would tend to damage any portion thereof, or which would increase the cost of any insurance paid by Landlord with respect thereto. Tenant shall not do or permit anything to be done in or about the Premises, the Building, the Common Areas and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, the Common Areas and/or Project, or use or allow the Premises or any portion of the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit a nuisance in, on or about the Premises, the Building, the Common Areas and/or the Project. Tenant shall comply with all restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, the Building, the Common Areas and/or the Project. Landlord reserves the right to prescribe the weight and position of all files, safes and heavy equipment which Tenant desires to place in the Premises so as to properly distribute the weight thereof. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant so as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering, fees and costs required to determine structural load.

        11.03 COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS. Tenant shall, at Tenant's sole cost and expense, (a) comply with all "Legal Requirements" and "Insurance Requirements," (as such terms are hereinafter defined) applicable to the Premises and the use thereof, (b) maintain and comply with all permits, licenses and other authorizations required by any government authority or agency or quasi-government authority or agency for Tenant's use of the Premises and for the proper operation, maintenance and repair of the Premises, and (c) promptly and accurately respond in writing to all reasonable inquiries (including without limitation requests for documents) of Landlord pertaining to Legal Requirements, Insurance Requirements or related matters. For purposes herein, "Insurance Requirements" means all terms of any insurance policy maintained by Landlord or Tenant with respect to the Premises and all requirements of the National Board of Fire Underwriters (or any other body exerting similar functions) applicable to or affecting all or any part of the Premises. "Legal Requirements" means all statutes, codes, ordinances, orders, regulations or directives of any government authority or agency or quasi-government authority or agency, which now or at any time hereafter may be applicable to Tenant or to the Premises, or any part thereof, or any means of access thereto, including, without limitation any laws pertaining to the regulation of the environment and Hazardous Materials (as hereafter defined).

        11.04  LANDLORD'S INSPECTION AND TESTING.

               (a) TENANT'S NONCOMPLIANCE. Landlord and any employee, representative, agent or contractor of Landlord may enter the Premises at any time and from time to time during normal business hours for purposes of inspecting same, and conducting tests thereupon, as Landlord reasonably deems necessary to determine whether Tenant is in compliance with all applicable Legal Requirements and Insurance Requirements (as such terms are defined above), but Landlord shall not be obligated to do so. In the event Landlord has determined that Tenant is in noncompliance, Landlord shall notify Tenant of such fact, setting forth in such notice the basis for Landlord's determination, and Tenant shall promptly remedy the noncompliance. If Tenant fails to promptly remedy the noncompliance, Landlord shall have the right, but not the obligation, to take such actions as it deems advisable to remedy the noncompliance and all costs and expenses incurred thereby, including without limitation legal fees and consultant fees, shall be deemed to be Additional Rent payable by Tenant upon demand, together with interest thereon at the Interest Rate from the date of demand until paid in full.

               (b) NOTICE TO TENANT; COSTS. Unless an emergency exists, as determined by Landlord in its reasonable discretion, Landlord agrees to notify Tenant at least one (1) business day prior to the date Landlord desires to conduct such investigation and testing at the Premises, and agrees to conduct same in a commercially reasonable manner so as to minimize the disruption to Tenant's operations. The costs of such investigation and tests shall be included as an Operating Expense; provided, however, that if it is determined that Tenant is not in compliance with this Lease, said costs and expenses shall be deemed Additional Rent payable by Tenant upon demand, together with interest thereon at the Interest Rate from the date of demand until paid in full.

        11.05 HAZARDOUS MATERIALS. In amplification of Tenant's obligations under Section 11.03 above and not in limitation thereof, Tenant further agrees to conduct its business operations at the Premises in compliance with all applicable environmental laws, orders, regulations and ordinances now existing or hereafter enacted, and to perform any act or obligation, at Tenant's sole cost and expense, arising from or in connection with such compliance, to the extent such compliance is required due to the nature of Tenant's business or due to Tenant's specific use and/or occupancy of, or any act or omission of Tenant in or about, the Premises. Tenant shall not cause or permit any Hazardous Materials (as defined hereinbelow) to be generated, disposed of, or brought upon, kept or used in or about the Premises, the Building and/or the Project by Tenant, its agents, employees, contractors, licensees or invitees, except such incidental quantities of Hazardous Materials as are commonly used in offices (such as copier fluid, typewriter correction fluids and ordinary cleaning solvents), provided that such incidental quantities are at all times used, kept and stored in a manner that complies with all Legal Requirements now or hereafter pertaining to any such Hazardous Materials. As used herein, "Hazardous Materials" means any toxic or hazardous waste, pollutant or substance, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as hazardous substances or toxic substances or similarly defined in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 69601, et seq.; the Resource Conservation Recovery Act, 42 U.S.C. 86901, et seq.; the Clean Water Act, 33 U.S.C. 81251, et seq.; and the Clean Air Act, 42 U.S.C. 87401, et seq.; together with all regulations to the foregoing, and any hazardous or toxic substance or pollutant now or hereafter regulated under any federal, state or local environmental law, regulation or ordinance, including those yet to be enacted, as all of such laws and regulations may be amended from time to time.

        11.06 ENVIRONMENTAL LIENS. Tenant shall promptly notify Landlord of any liens of which Tenant becomes aware, threatened or attached against the Premises, the Building or the Project pursuant to any environmental law, rule, regulation or ordinance. Tenant further agrees, at its sole cost and expense, to promptly discharge and remove any such lien arising from the violation by Tenant of any environmental law, rule, regulation or ordinance, within thirty (30) days from the date Tenant first receives notice of such lien or in such shorter period of time in the event that the holder of such lien has commenced steps to cause the Premises, the Building or the Project to be sold pursuant to such lien, in which event Tenant shall also immediately pay the claim and remove the lien from the Premises, the Building and/or the Project. If Tenant fails to do so within said period, Landlord shall be entitled to exercise all of its available rights and remedies.

        11.07 INDEMNIFICATION. If Tenant breaches the covenants and obligations set forth in this Article XI, or, if the presence of Hazardous Materials on, in or about the Premises, the Building or the Project caused by Tenant, its agents, employees, contractors, licensees or invitees results in contamination of all or any portion of the Project or any other property, whether or not adjacent thereto, or if contamination by Hazardous Materials otherwise occurs for which Tenant is legally liable for damage resulting therefrom, then Tenant shall indemnify, defend and hold free and harmless Landlord from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, sums paid in private rights of action or in settlement of claims, legal fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification by Tenant of Landlord shall include, without limitation, any and all costs incurred with respect to any investigation of site conditions and any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Materials in, on or about the Premises, the Building, the Project, or the soil or groundwater on or under the Project.

        11.08 LANDLORD'S RIGHT TO CURE. In the event Tenant fails to comply with any provision of this Article XI, Landlord may, at its option but without obligation, and without notice to Tenant, perform any and all of Tenant's required obligations and otherwise cure such default as it deems appropriate in its sole and absolute discretion. All costs and fees incurred by Landlord in the exercise of such right, including without limitation consultant fees and legal fees, shall be deemed Additional Rent payable by Tenant upon demand, together with interest thereon at the Interest Rate from the date of demand until paid in full.

        11.09 SURVIVAL. The provisions of Sections 11.05, 11.06, 11.07, and 11.08, and this Section 11.09 (the "Surviving Sections") shall survive the termination or earlier expiration of this Lease. Without limiting the foregoing, the indemnities, environmental representations and covenants, and the obligations imposed by the Surviving Sections on Tenant shall survive the scheduled expiration or earlier termination of this Lease. The parties hereto expressly acknowledge and agree that Landlord would not enter into this Lease but for the provisions of the Surviving Sections and the survival thereof.

                       ARTICLE XII: DAMAGE AND DESTRUCTION

        12.01 RECONSTRUCTION. If the Premises are damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction as determined by Landlord. If Landlord is obligated or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration of only those portions of the Building and the Premises which were initially provided at Landlord's expense, and the repair and/or restoration of items within the Premises not provided at Landlord's expense shall be the obligation of Tenant. If any damage or destruction is caused by Tenant or Tenant's Agents, then Tenant shall be responsible for the cost of all necessary repair and reconstruction.

        12.02 RENT ABATEMENT. Rent due and payable hereunder shall be abated proportionately during any period in which, by reason of any damage or destruction, there is substantial interference with the operation of Tenant's business in the Premises, as reasonably determined by Landlord having regard to the extent to which Tenant may be required to curtail and/or cease operating its business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to perform. If Landlord determines that continuation of Tenant's business is not practical pending reconstruction, and if Landlord does not elect to or is unable to provide alternative temporary space for continuation of such business, then Rent due and payable hereunder shall abate until reconstruction is substantially completed or until business is totally or partially resumed, whichever is the earlier. Notwithstanding anything to the contrary contained in this Section 12.02, however, there shall be no abatement of Rent to the extent any of such damage is a result of the negligence or intentional wrongdoing of Tenant or Tenant's Agents. In no case shall Tenant be entitled to any compensation or damages for loss in the use in the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration. For purposes herein, the term "substantially completed," or any variation thereof, shall have the same meaning as set forth in Section 3.02 hereof.

        12.03 EXCESSIVE DAMAGE OR DESTRUCTION. If the Building is or the Premises are damaged or destroyed to the extent that Landlord determines that such damage or destruction cannot, with reasonable diligence, be fully repaired or restored by Landlord by the earlier of (i) one hundred eighty (180) days after the date of the damage or destruction or (ii) the expiration of the Term hereof (either, as applicable, the "Repair Date"), Landlord may terminate this Lease.

Notwithstanding the fact that the Premises have been damaged or destroyed, Landlord shall determine whether the Building can be fully repaired or restored by the Repair Date, and Landlord's determination shall be binding upon Tenant. Landlord shall notify Tenant of its determination, in writing, within forty-five
(45) days after the date of the damage or destruction. If Landlord determines that the Building can be fully repaired or restored by the Repair Date, or if it is determined that such repair or restoration cannot be made by the Repair Date but Landlord does not elect to terminate, then this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible. If Landlord is delayed from repairing and/or restoring the damage to the Premises within twelve (12) months after the occurrence of such damage or destruction (subject to extension for Force Majeure, as described in Section 18.23 below, which shall for the purposes of this Section 12.03 include but not be limited to delays caused by the insurance adjustment process), Landlord or Tenant may at any time thereafter (but prior to the substantial completion of said repair and/or restoration by Landlord) terminate this Lease by ten (10) days prior written notice to the other, whereupon Landlord and Tenant shall (except as otherwise expressly provided in this Lease) be released from any further obligations under this Lease.

        12.04 UNINSURED CASUALTY. Notwithstanding anything contained in this Lease to the contrary, in the event of damage to or destruction of all or any portion of the Premises or the Building for which Landlord is responsible, which damage or destruction is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under Article VIII hereinabove, Landlord may terminate this Lease by written notice to Tenant given within forty-five (45) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease (and does not terminate this Lease pursuant to any other Section of this Article XII), the Lease shall remain in full force and effect and the Premises and/or the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in this Article XII.

        12.05 WAIVER. With respect to any destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article XII, Tenant hereby waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law to tenants, except as expressly provided herein.

        12.06 MORTGAGEE'S RIGHT. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made upon Landlord. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid and for obligations which survive termination of this Lease.

        12.07 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary CONTAINED in this Article XII, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article XII occurs during the last two (2) years of the Term of this Lease or any extension thereof, and in such event Landlord shall have the option to terminate this Lease in the manner set forth in Section
12.03 above.

                          ARTICLE XIII: EMINENT DOMAIN

        13.01 EMINENT DOMAIN. In case the whole of the Premises, or such part thereof as, in the reasonable determination of Landlord, shall substantially interfere with Tenant's use and occupation thereof, or such portion of the Building or Project as, in the reasonable determination of Landlord, shall substantially interfere with Landlord's ability to perform its obligations under this Lease, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or be sold in lieu of or to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. In the case of a taking of a portion of the Premises, in the event the amount of property or the type of estate taken shall not, in the reasonable determination of Landlord, substantially interfere with the conduct of Tenant's business, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking (less the portion thereof lost in such condemnation), and the Base Rent and Tenant's Share shall be proportionately reduced by the portion of the Premises which Tenant shall have been deprived of on account of said taking, effective as of the date possession is required to be surrendered to the condemning authority. In the event, however, that such taking is for temporary use only, this Lease shall continue in full force and effect, and Tenant shall continue to comply with all of the provisions hereof, except as such compliance shall be rendered impossible or impracticable by reason of such temporary taking. Rent shall abate during the course of a temporary taking of the Premises or a portion thereof to the extent and for the period of time that the Premises or portion thereof so taken shall have been rendered untenantable.

        13.02 DISPOSITION OF AWARDS. All awards to be paid in connection with any exercise of eminent domain shall belong to Landlord without any participation by Tenant. Tenant hereby assigns to Landlord any share of any award which may be granted to Tenant. Notwithstanding the foregoing, Tenant may apply separately to the condemning authority for any compensation which may be separately awarded to Tenant by law, such as moving expenses, provided that such compensation does not form any part of or diminish Landlord's award.

        13.03 MORTGAGEE'S RIGHT. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or the Project requires that the condemnation proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made upon Landlord. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid and for obligations which survive termination of this Lease.

                              ARTICLE XIV: DEFAULT

        14.01 EVENTS OF DEFAULT. In addition to Events of Defaults specified in other sections of this Lease, the occurrence of any of the following events shall constitute an "Event of Default" on the part of the Tenant with or without notice from Landlord: (a) Tenant shall fail to pay Rent on its due date or fail to make any other payment when required pursuant to this Lease; (b) Tenant shall abandon or vacate any substantial portion of the Premises, whether or not Tenant is in default of the Rent payments due under this Lease; (c) Tenant shall file a petition or be adjudged a debtor or bankrupt or insolvent under the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any State, or if a petition under any of such laws shall be filed involuntarily against Tenant and such petition is not dismissed within thirty
(30) days after Tenant receives notice of same; (d) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; (e) Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; (f) except as otherwise provided in subsections (a) through (e) above or otherwise expressly provided in other Sections of this Lease, Tenant shall fail to comply with any term, provision or covenant of this Lease and such failure is not cured within fifteen (15) days after written notice thereof to Tenant (said notice being in lieu of, and not in addition to, any notice required as a prerequisite to an unlawful detainer or similar action or claim); or (g) Tenant does any act, or any other circumstance occurs, which this Lease expressly provides is an Event of Default hereunder.

        14.02  REMEDIES.

               (a) ACCELERATION AND DAMAGES. Upon the occurrence of any Event of Default set forth in this Lease, and in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to terminate this Lease, then Landlord may recover from Tenant: (i) any unpaid Rent which had accrued at the time of such termination, plus (ii) unpaid Rent for the unexpired balance of the Term and any exercised renewal option, plus (iii) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenants obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, less (iv) the net proceeds of any reletting after deducting all costs incurred by Landlord in connection with such reletting attributable to the unexpired balance of the Term, including without limitation costs of cleaning, altering or refitting the Premises, advertising, broker fees, and legal fees for preparation and negotiation of replacement leases ("Relet Charges"). Rent which accrued through the date of termination shall include interest thereon at the Interest Rate, and Rent which would have accrued for all periods after the date of termination shall be discounted to its present value using the discount rate of ten percent (10%). The total Rent thereby due shall accrue interest at the Interest Rate until paid in full.

               (b) SUMMARY DISPOSSESS. Landlord may regain possession of the Premises (but Landlord shall have no obligation to do so) through summary dispossess proceedings or through any other lawful means.

               (c) REMOVAL OF CONTENTS BY LANDLORD. Upon the occurrence of any Event of Default, Landlord also shall have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives), and Landlord shall have no liability whatsoever to Tenant therefor, including without limitation liability for trespass or conversion. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 14.02(c) shall be construed as an acceptance of a surrender of the Premises or an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction, and Tenant's liability under this Lease shall continue until the date the Term and any exercised renewal option would have expired had such termination not occurred.

               (d) OPTION TO RELET. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then, if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof on such terms and conditions as Landlord as its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. In the event Landlord re-lets the Premises, Tenant shall remain responsible for the difference in Rent received by Landlord on account of such reletting and the Rent which would have been paid by Tenant hereunder during the Term of this Lease and any exercised renewal option plus all Relet Charges incurred by Landlord. Landlord shall be entitled to all surplus earned on such reletting without accounting to Tenant therefor.

        In the event that Landlord shall elect to so relet, then rents received by Landlord from such reletting shall be applied: first, to the payment of any Relet Charges; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder, and the residual, if any, shall be held by Landlord and applied to payment of future Rent as the same shall become due and payable hereunder. Should that portion of such rents received from such reletting during the month which is applied to the payment of Rent be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand therefor by Landlord and such amount shall accrue interest at the Interest Rate from the date of demand until paid in full. Landlord shall have the right to bring suit for collection of Rent on a monthly basis without prejudice to Landlord's right to enforce collection of Rent for any subsequent month.

        Notwithstanding any provision hereof to the contrary, Landlord shall have no obligation or duty to relet or attempt to relet the Premises if other unoccupied space exists at the Building.

               (e) WAIVER OF REDEMPTION. Tenant hereby waives, to the extent legally permissible, for itself and all persons claiming by, through or under it, any right of redemption or for restoration of this Lease under any present or future law in the event Tenant shall be dispossessed for any cause or in case Landlord shall obtain possession of the Premises as herein provided.

               (f) LIEN ON TENANT'S PROPERTY. To the extent permitted by law, Tenant hereby grants to Landlord a lien and security interest to secure payment of all Rent and all other amounts due to Landlord hereunder from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of this Lease. Such security interest shall encumber all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom (together, the "Collateral"), and such property shall not be removed without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord shall have been paid in full and all of Tenant's obligations under this Lease shall have been fully performed by Tenant. Upon the occurrence of an Event of Default, then, in addition to all other rights and remedies available to Landlord, Landlord may peaceably enter upon the Premises and take possession of the Collateral, without liability for trespass or conversion or damage to or loss of the Collateral, and sell same at public or private sale, with or without having such property at sale, after giving Tenant reasonable notice of the time and place of any public or private sale. At any such sale, Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving notice, Landlord shall give notice of any such sale to Tenant in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Collateral (including legal fees), first shall be paid from the proceeds realized on such sale and the balance applied to amounts due to Landlord hereunder. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall remain responsible for any deficiencies.

        Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement, and continuation statements as needed, in form sufficient to perfect the security interest of Landlord in the Collateral under the provisions of the Uniform Commercial Code in force in the State where the Premises are located. Tenant hereby irrevocably appoints Landlord as its agent and attorney-in-fact with full power and authority to execute and deliver any such financing statement or continuation statement on behalf of Tenant.

               (g) CUMULATIVE REMEDIES. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or equity, whether or not stated in this Lease. Landlord shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any covenant or provision of this Lease or to a decree compelling performance of any covenant or provision of this Lease.

               (h) NO WAIVER. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default or if such default persists or is repeated unless such waiver is in writing and signed by Landlord, and no written waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant. Tenant shall be responsible for all legal fees and other costs and expenses incurred by Landlord in enforcing its rights hereunder.

               (i) CONFESSION OF JUDGMENT. IF RENT OR ANY OTHER AMOUNT DUE TO LANDLORD HEREUNDER SHALL BE UNPAID AFTER THE DATE ON WHICH SAME WAS DUE, TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, OR ATTORNEY OF ANY COURT OF RECORD (AN "AUTHORIZED PARTY"), TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR RENT AND ANY SUCH OTHER AMOUNTS DUE TO LANDLORD HEREUNDER, AND/OR TO SIGN FOR

TENANT AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION AN AMICABLE ACTION OR ACTIONS FOR RECOVERY OF RENT AND ANY SUCH OTHER AMOUNTS DUE TO LANDLORD HEREUNDER, AND IN SAID SUITS OR AMICABLE ACTIONS TO CONFESS JUDGMENT AGAINST TENANT FOR ALL OR ANY PART OF RENT OR OTHER AMOUNTS DUE TO LANDLORD HEREUNDER WHICH SHALL THEN BE UNPAID, INCLUDING WITHOUT LIMITATION AMOUNTS PERMITTED BY SECTION 14.02(a) HEREOF, TOGETHER WITH INTEREST AT THE INTEREST RATE HEREIN SPECIFIED, AND COSTS INCLUDING LEGAL FEES AND AN ATTORNEY COMMISSION OF FIVE PERCENT (5%), FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY RENT OR OTHER AMOUNTS DUE TO LANDLORD HEREUNDER SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AFTER THE EXPIRATION OF THE TERM OF THIS LEASE AND ANY RENEWAL THEREOF.

        IF THIS LEASE SHALL BE TERMINATED, WHETHER FOLLOWING AN EVENT OF DEFAULT BY TENANT OR OTHERWISE, TENANT HEREBY EMPOWERS ANY AUTHORIZED PARTY TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR RECOVERY OF POSSESSION OF THE PREMISES BY LANDLORD, AND/OR TO SIGN FOR TENANT AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION AN AMICABLE ACTION FOR RECOVERY OF POSSESSION OF THE PREMISES BY LANDLORD, AND IN SAID SUITS OR AMICABLE ACTIONS TO CONFESS JUDGMENT AGAINST TENANT IN EJECTMENT FOR POSSESSION OF THE PREMISES, AND LANDLORD MAY COMMENCE AN ACTION FOR THE ENTRY OF AN ORDER IN EJECTMENT FOR POSSESSION OF THE PREMISES, AND A WRIT OF POSSESSION MAY ISSUE FORTHWITH, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT AND FOR THE ISSUANCE OF WRITS OF POSSESSION PURSUANT THERETO THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT. IF FOR ANY REASON AFTER SAID ACTION SHALL HAVE COMMENCED THE ACTION SHALL BE TERMINATED AND POSSESSION OF THE PREMISES SHALL REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOLLOWING ANY SUBSEQUENT EVENT OF DEFAULT, OR UPON THE TERMINATION OF THIS LEASE, TO COMMENCE SUCCESSIVE ACTIONS FOR POSSESSION OF REAL PROPERTY AND TO CAUSE THE ENTRY OF SUCCESSIVE JUDGMENTS BY CONFESSION IN EJECTMENT FOR POSSESSION OF THE PREMISES.

        TENANT EXPRESSLY AGREES THAT ANY JUDGMENT, ORDER OR DECREE ENTERED AGAINST TENANT BY OR IN ANY COURT OR MAGISTRATE BY VIRTUE OF THE FOREGOING POWERS OR OTHERWISE SHALL BE FINAL, AND TENANT WILL NOT TAKE AN APPEAL, CERTIORARI, WRIT OF ERROR, EXCEPTION OR OBJECTION TO SAME, OR FILE A MOTION OR RULE TO STRIKE OR OPEN OR TO STAY EXECUTION OF SAME. TENANT RELEASES LANDLORD, AND ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR LANDLORD, FROM ALL ERRORS IN SAID PROCEEDINGS AND ALL LIABILITIES THEREFOR.

        TENANT UNDERSTANDS AND CONFIRMS THAT IN AGREEING TO THE PROVISIONS OF THIS SECTION 14.02(i) TENANT IS KNOWINGLY WAIVING IMPORTANT DUE PROCESS RIGHTS TO PREJUDGMENT NOTICE AND HEARING.

                      ARTICLE XV: ASSIGNMENT AND SUBLETTING

        15.01 PROHIBITION. Tenant shall not assign, mortgage, pledge or otherwise transfer or encumber this Lease, in whole or in part, nor sublet, assign or permit occupancy of all or any part of the Premises by any party other than Tenant, without the prior written consent of Landlord in each instance. Tenant shall, at the time Tenant requests the consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial responsibility and standing of such proposed assignee or subtenant; and Landlord shall have not less than twenty (20) business days after receipt of all required information to elect one of the following: (a) consent to such proposed assignment, encumbrance or sublease; (b) refuse such consent, which refusal shall be in Landlord's sole discretion; or (c) elect to terminate this Lease or, in the case of a partial sublease, terminate this Lease as to the portion of the Premises proposed to be sublet. As a condition for Landlord's consent to any assignment, encumbrance or release, Landlord may require that the assignee or subtenant remit directly to Landlord on a monthly basis all monies due to Tenant by said assignee or subtenant. In addition, a condition to Landlord's consent to any assignment, sublease or encumbrance of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or encumbrance and an agreement executed by the assignee, subtenant or other transferee, in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee, subtenant or transferee assumes and agrees to be bound by the terms and provisions of this Lease and perform all the obligations of Tenant hereunder, including, without limitation, the environmental warranties and covenants set forth in Article XI. If Landlord does not elect to terminate this Lease with respect to a proposed assignment or subletting, then Landlord shall not unreasonably withhold its consent to a proposed assignment or subletting provided that, in addition to all other requirements of this Article XV being satisfied:

                      (i) The proposed subtenant or assignee is not already a tenant in the Project;

                      (ii) The proposed subtenant or assignee is not a governmental or quasigovernrnental entity or agency;

                      (iii) The stated or advertised rent that Tenant proposes to charge the proposed subtenant or assignee is not less than Tenant's Base Rent (but Tenant shall be permitted to effectively reduce such rent by the use of concessions);

                      (iv) The subtenant or assignee is not a party with whom Landlord has had discussions within nine (9) months prior to the date of the proposed sublease or assignment concerning the possibility of such party leasing space in the Project;

                      (v) The proposed subtenant or assignee is a reputable party whose financial net worth, credit and financial responsibility is, considering the responsibilities involved, reasonably satisfactory to Landlord;

                      (vi) The nature and character of the proposed subtenant or assignee, its business or activities and intended use of the Premises is, in Landlord's reasonable judgment, in keeping with the standards of the Project; and

                      (vii) All costs incurred with respect to providing reasonably appropriate means of ingress and egress from the sublet space or to separate the sublet space from the remainder of the Premises shall be borne by Tenant.

        No assignment or subletting by Tenant (even if such assignment or subletting is consented to by Landlord) shall relieve Tenant of any obligation under this Lease. Any purported assignment or subletting contrary to the provisions hereof without Landlord's consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Tenant shall reimburse Landlord for legal and other expenses and administrative costs incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting upon demand with interest thereon at the Interest Rate from the date of demand until paid in full.

        15.02 EXCESS RENTAL. If, in connection with any assignment or sublease, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord, as Additional Rent hereunder, one hundred percent (100%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

        15.03 SCOPE. The prohibition against assigning or subletting contained in this Article XV shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord shall have the right to immediately terminate this Lease or Landlord may elect to collect Rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and retain any excess Rent so collected in accordance with the terms of

Section 15.02, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting, regardless of whether consented to by Landlord, shall affect in any way the continuing primary liability of Tenant (which, following any assignment or subletting, shall be joint and several with the assignee or subtenant), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

        15.04 EFFECT OF ASSIGNMENT. Unless otherwise agreed to in writing by Landlord, any renewal option or expansion option or similar right granted to Tenant in this Lease shall be personal to the original Tenant named in Section l.01(c) hereof and void upon any assignment or subletting or, with respect to a partial subletting, void as to the portion of the Premises sublet.

        15.05 WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or subtenant or failure of Landlord to take action against any assignee or subtenant, Tenant hereby waives notice of any default of any assignee or subtenant and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or subtenant, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or subtenant.

        15.06 CHANGE IN CONTROL. If Tenant is a non-reporting or closely held company, a change in the control of such company shall be deemed for the purposes hereof to be an assignment of this Lease. If Tenant is a partnership, a withdrawal or change, in one or more transfers, of partners owning more than a fifty percent (50%) interest in the partnership, shall constitute an assignment. Any such assignments shall be subject to the provisions of this Article XV. Notwithstanding the foregoing, Tenant shall not be required to obtain the consent of Landlord as described in Section 15.01 hereof (but all other provisions of Section 15.01 not specifically relating to the obtaining of Landlord's consent shall apply) to an assignment or subletting to a "Related Party." A "Related Party" shall be a legal entity which controls Tenant, which Tenant controls, or which is controlled by the same entity which controls Tenant. "Control" shall mean the ownership of at least a fifty-one percent (51%) equity interest. Tenant shall, however, notify Landlord in writing of an assignment or subletting to a "Related Party" at least thirty (30) days prior to the effective date of such assignment or subletting.

                 ARTICLE XVI: OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

        16.01 OFFSET STATEMENT. Within ten (l0) days after request therefor by Landlord, or if, in connection with any sale, assignment or hypothecation by Landlord of Landlord's interest in the Premises, the Building and/or the Project, or any part thereof, an offset statement or estoppel certificate shall be required from Tenant, Tenant shall complete, execute and deliver a certificate in the form attached hereto as Exhibit G or in such other form as requested by Landlord to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) (i) that this Lease is in full force and effect without modification; (ii) the date of Tenant's most recent payment of Rent,
(iii) the amount of the Security Deposit; (iv) that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant; and (v) any other information contained in such Exhibit G or reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant's failure to deliver said statement within said period shall, at Landlord's option, be an Event of Default hereunder and shall in any event be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord;
(ii) there are no uncured defaults in Landlord's performance and Tenant has no right to offset, counterclaim or deduction against Rent hereunder; (iii) no more than one month's Base Rent has been paid in advance; and (iv) the Security Deposit is as stated in the Lease.

        16.02 ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust encumbering the Premises, the Building or the Project, or any part thereof, made by Landlord, its successors or assigns, or in the event of termination of a ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure or to the lessor of such terminated ground lease and recognize such purchaser or ground lease lessor as landlord under this Lease.

        16.03 SUBORDINATION. The rights of Tenant hereunder are and shall be, at the election of Landlord or any mortgagee or the beneficiary of a deed of trust encumbering the Premises, the Building or the Project, subject and subordinate to the lien of such mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises, the Building or the Project, and to all advances made or hereafter to be made upon the security thereof. At the election of Landlord or any such mortgagee or beneficiary, this clause shall be self-operative and no further instrument shall be required. Notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, if requested by Tenant, Landlord shall make a reasonable attempt to obtain from any mortgagee or beneficiary of a deed of trust a nondisturbance agreement in favor of the Tenant (using such mortgagee's or beneficiary's then-standard form of such agreement) for so long as the Tenant is not in default under this Lease, and provided Tenant agrees in said nondisturbance agreement to attorn to the said mortgagee or beneficiary in the event it comes into possession of the Premises. Landlord need not incur any expense or undertake any additional liability in attempting to obtain such a nondisturbance agreement. If requested, Tenant agrees to execute whatever documentation may be required to further effect the provisions of this Article XVI.

        16.04 MORTGAGEE'S RIGHTS. If Landlord shall notify Tenant that the Premises, the Building or the Project are encumbered by a mortgage or deed of trust, and in such notice set forth the name and address of the mortgagee or beneficiary/trustee under such deed of trust, then, notwithstanding anything in this Lease to the contrary, no notice intended for Landlord shall be deemed properly given unless a copy thereof is simultaneously sent to such designee in the manner provided in Section 18.01 hereof. If any mortgagee or trustee/beneficiary shall perform any obligation that Landlord is required to perform hereunder, such performance, insofar as Tenant is concerned, shall be deemed performance on behalf of Landlord and shall be accepted by Tenant as if performed by Landlord. Tenant further agrees that it shall not exercise any right against Landlord without affording such mortgagee or trustee/beneficiary a reasonable opportunity to cure any default of Landlord but that such mortgagee or trustee/beneficiary shall not be obligated to undertake any action on Landlord's behalf.

        16.05 RECORDING. Tenant covenants and agrees with Landlord that Tenant shall not record this Lease. Notwithstanding the provisions of Section 16.03, in the event that Landlord or its lender requires this Lease to be recorded in priority to any mortgage, deed of trust or other encumbrance which may now or at any time hereafter affect in whole or in part the Premises, the Building, or the Project, and whether or not any such mortgage, deed of trust or other encumbrance shall affect only the Premises, Building, or the Project, or shall be a blanket mortgage, deed of trust or encumbrance affecting other premises as well, Tenant covenants and agrees with Landlord that Tenant shall execute promptly upon request from Landlord any certificate, priority agreement or other instrument which may from time to time be requested to give effect thereto; and Tenant hereby irrevocably appoints Landlord as its agent and attorney-in-fact with full power and authority to execute and deliver such instruments for and in the name of Tenant.

        16.06 RELEASE OF LANDLORD. Whenever Landlord conveys its interest in the Premises, the Building or the Project to a purchaser thereof or successor in title, the party so conveying its interest shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising out of this Lease from and after the effective date of said conveyance, it being the intent of the parties hereto that the term "Landlord" as used in this Lease shall mean only the then-current owner of the Premises. This Section 16.06 shall be applicable to each owner from time to time, and shall not be limited to the first owner of the Premises, the Building or the Project. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect the provisions of this Section. Failure to comply with such request shall, at Landlord's option, constitute an Event of Default hereunder.

                   ARTICLE XVII: INDEMNIFICATION AND LIABILITY

        17.01  INDEMNIFICATION.

               (a) INDEMNIFIED CLAIMS. In addition to Tenant's promises of indemnification provided elsewhere in this Lease, Tenant hereby indemnifies and agrees to defend and hold harmless Landlord, its officers, employees and agents, and any mortgagee or beneficiary/trustee under a deed of trust, from and against any and all claims, suits, proceedings, actions, causes of action, responsibility, liabilities, payments, demands and expenses (including legal fees, expert fees, and other professional fees) in connection with or arising from: (i) Tenant's possession, use, occupation, management, repair, maintenance or control of the Premises, the Building or the Project, or any portion thereof;
(ii) any act, omission, negligence or willful misconduct of Tenant and/or Tenant's Agents; (iii) any default, breach, violation or nonperformance of this Lease or any provision therein by Tenant; and (iv) injury or damages person(s) or property or loss of life sustained in the Premises. Tenant shall defend any actions, suits and proceedings which may be brought against Landlord, its officers, employees or agents, or any mortgagee or beneficiary/trustee under a deed of trust, with respect to the foregoing or in which they may be impleaded, using legal counsel acceptable to Landlord, and shall pay, satisfy and discharge any judgments, orders and decrees which may be recovered against same. However, this indemnification shall not apply to any liability caused by or resulting from the negligence or willful misconduct of Landlord, its officers, agents or employees.

               (b) NOTICE OF CLAIMS. Landlord shall promptly notify Tenant of any claims for which Landlord seeks indemnification pursuant to this Section 17.01.

               (c) PARTIES COVERED. Any indemnification of Landlord under this Lease shall be deemed to extend to the entity named as Landlord in Section 1.01(a) hereof, and, in case Landlord shall be a joint venture, partnership, tenancy-in-common, association, or other form of joint ownership, to the members of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership, and to all officers, directors, employees and agents, and to all who succeed to Landlord's interest.

        17.02  WAIVER AND RELEASE.

               (a) CLAIMS AGAINST LANDLORD. Tenant hereby waives and releases all claims against Landlord with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease.

               (b) LANDLORD'S CONSENT OR APPROVAL. Tenant will not be entitled to make any claim, nor will Tenant make any claim, and Tenant waives any claim, for money damages (nor will Tenant claim any money damages by way of setoff, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval with respect to any provision of this Lease providing for such consent or approval. Tenant's sole remedy will be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. However, unless otherwise expressly provided in this Lease, Landlord's consent may be given or withheld in Landlord's sole discretion.

        17.03  LIABILITY OF LANDLORD.

               (a) NO PERSONAL LIABILITY. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises and the Building to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of the agents, servants, employees or representatives of such Landlord), Tenant shall look solely to the interests of such Landlord in the Premises and the Building; that no Landlord shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, any Landlord on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant; and that as to any partnership which is a Landlord a deficit capital account of any partner of such partnership shall not be deemed to be an asset or property of such partnership; but provided, however, that if Landlord owes Tenant a judgment or other monetary obligation and a casualty or condemnation related to the Premises, the Building or the Project occurs, Tenant's judgment or monetary obligation may attach to the condemnation award or insurance proceeds received on account of Landlord's interest in the Premises, the Building or the Project. Such exculpation of liability shall be absolute and without any exception whatsoever.

               (b) TENANT'S PROPERTY. All property (whether real, personal or mixed) at any time located in or upon the Premises shall be at the risk of Tenant only, and Landlord shall not become liable for any damage to said property or to Tenant, or to any other person or property therefor, or which may be caused by water leakage, steam, sewerage, gas or odors or for any damage whatsoever done or occasioned by or from any boiler, plumbing, gas, water, steam or other pipes, or any fixtures or equipment or appurtenances whatsoever, or for any damage arising from any act or neglect or arising by reason of the use of, or any defect in the Premises or any of the fixtures, equipment or appurtenances therein contained, or by the act or neglect of any other person or caused in any other manner whatsoever, or occasioned by theft, Act of God, riot, strike or other labor difficulty.

               (c) DELAYS. Except as otherwise expressly provided herein, this Lease and the obligations of Tenant hereunder shall be in no way affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease.

                          ARTICLE XVIII: MISCELLANEOUS

        18.01 NOTICES. All notices required to be given hereunder shall be in writing and delivered to the other party by (i) certified registered mail, return receipt requested and postage prepaid, (ii) personal delivery against signed receipt therefor by such carrier, or (iii) by overnight delivery by recognized carrier, postage prepaid, against signed receipt therefor by such carrier, to the appropriate address indicated in Section 1.01 hereof or at such other place or places as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other in accordance with this Section. Notices shall be deemed sufficiently served upon the earlier of actual receipt or the expiration of three (3) days after the date of mailing thereof and one (1) business day after posting with a recognized overnight carrier.

        18.02 SUCCESSORS BOUND. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Any successor or assignee of the Tenant who accepts an assignment or the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the prior written consent of Landlord and other than in compliance with Article XV hereof.

        18.03 GUARANTOR OF TENANT. Any restriction on or requirement imposed upon Tenant hereunder shall be deemed to extend to any guarantor of Tenant, and to Tenant's subtenants, concessionaires and licensees, and it shall be Tenant's obligation to cause the foregoing persons to comply with such restriction or requirement.

        18.04 WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

        18.05 SURRENDER OF PREMISES AND HOLDING OVER. Upon expiration or other termination of this Lease, Tenant shall immediately surrender possession of the Premises to Landlord in substantially the same condition existing as on the Commencement Date, reasonable wear and tear, damage by fire or other insured casualty excepted (provided that all insurance proceeds are assigned to Landlord), shall surrender to Landlord all keys for the Premises and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease without Landlord's prior written consent, such holding over shall constitute and be construed as tenancy at sufferance only, at a monthly rent equal to two (2) times the Base Rent owed during the final, full calendar month of the Term of this Lease and otherwise upon the terms and conditions in this Lease, so far as applicable. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease with Landlord's prior written consent, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rent equal to two (2) times the Base Rent owed during the final month of the Term of this Lease and otherwise upon the terms and conditions of this Lease, so far as applicable. The acceptance by Landlord of Rent after such expiration or early termination shall not result in a renewal or extension of this Lease or be deemed Landlord's consent to any holding over. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises on the expiration of this Lease, Tenant shall indemnify, defend and hold harmless Landlord from and against all loss and liability, including without limitation, any damages suffered by Landlord due to Landlord's inability to make the Premises available for occupancy by another party or any claim made by any succeeding tenant, resulting from such failure to surrender by Tenant and any legal fees and costs incurred by Landlord with respect to any such claim.

        18.06 LANDLORD'S RIGHT TO PERFORM. Upon Tenant's failure to perform any obligation of Tenant hereunder, including without limitation payment of Tenant's insurance premiums, or charges to contractors who have supplied materials or labor to the Premises, Landlord shall have the right to perform such obligation of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties but shall have no obligation to do so. Tenant shall reimburse Landlord, as Additional Rent, the cost of Landlord's performing any such obligation on Tenant's behalf, including reimbursement of any amounts that may by expended by Landlord for legal fees and consulting fees, together with interest at the Interest Rate from the date reimbursement is demanded until payment is received in full.

        18.07 SUBDIVISION AND EASEMENTS. Landlord reserves the right to (i) subdivide the Project or the land on which it is located, (ii) alter the boundaries of the Project or the land on which it is located, and (iii) grant easements on the Project or the land on which it is located, and dedicate for public use portions thereof; provided, however, that no such grant or dedication shall materially interfere with Tenant's use of the Premises or materially reduce the type or quality of services provided by Landlord under this Lease. Tenant hereby consents to such subdivision, boundary revision, and/or grant or dedication of easements and agrees from time to time, at Landlord's request, to execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's consent thereto.

        18.08 LANDLORD'S RESERVED RIGHTS. Landlord reserves the following rights, exercisable without notice to Tenant except as otherwise expressly provided herein, and without liability to

Tenant for damage or injury to property, person or business (all such claims being hereby released, except to the extent that they are caused by Landlord's negligence), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for offsets or abatements of Rent or affecting any of Tenant's obligations under this Lease. Specification of the rights reserved to Landlord herein shall not exclude any right accruing to Landlord by operation of law or reserved specifically or by interference from any provision contained in this Lease:

               (a) NAME: To change the Project's or the Building's name or street address.

               (b) SIGNS: To install, affix and maintain any and all signs on the exterior and interior of the Building and the Project, except that installing signage on the walls of the interior of the Premises shall require Tenant's consent. Except as otherwise provided in this Lease, Tenant shall not install any signage that is visible from the exterior of the Building or from within its lobbies or common corridors without Landlord's approval of the sign and the location thereof, which may be withheld in Landlord's reasonable discretion. Landlord reserves the right to remove at Tenant's expense any such sign not so approved by Landlord.

               (c) WINDOWS: To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all the internal lighting that may be visible from the exterior of any building in the Project.

               (d) SERVICE CONTRACTS: To designate all sources furnishing sign painting and lettering, ice and drinking water, towels, toilet supplies, beverages, food service, shoe shining or other services in the Building, the Project or on the Premises (as the case may be), provided that the rates for such services as are designated by Landlord (if Landlord provides or allows such services) are reasonably comparable with rates charges therefor in other comparable office buildings in the vicinity of the Project. The listing of such services in this paragraph (d) shall not be deemed an agreement or representation by Landlord to provide or allow the provision of any such services in the Project or on the Premises.

               (e) KEYS: To retain at all times and to use passkeys to the Premises and keys to all locks within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord.

               (f) ACCESS FOR REPAIRS, ETC.: To have access to the Premises to perform its duties and obligations under this Lease and to inspect the Premises, make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, the Project, the Building or any part thereof as set forth in various Sections of this Lease. Except for the case of an emergency, Landlord shall give Tenant reasonable advance notice of its entry into the Premises for such purposes.

               (g) OCCUPANCY: To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after an Event of Default has occurred and Landlord has taken possession of the Premises through operation of law. Such acts of Landlord shall not relieve Tenant from its obligations under this Lease.

               (h) RIGHTS TO CONDUCT BUSINESSES: To grant to anyone the exclusive right to conduct any business or render any service in the Building or the Project provided such exclusive right shall not operate to exclude Tenant from or materially interfere with the use permitted by this Lease.

               (i) HEAVY EQUIPMENT: To approved the weight, size or location of safes and other heavy equipment and articles in and about the Premises, the Project and the Building and to require all such items and furniture to be moved into and out of the Building or anywhere else in the Project and the Premises only at such times and in such manner as Landlord shall reasonably direct in writing. Any furniture, equipment, curtains and similar articles desired to be removed from the Premises or the Building shall be listed in a written notice from Tenant to Landlord and a removal permit therefor shall be obtained from Landlord prior to removal thereof.

               (j) SHOW PREMISES: To show the Premises to prospective purchasers, tenants or brokers at all reasonable times, provided reasonable prior notice is given to Tenant in each case.

               (k) CLOSE BUILDING: To close or restrict access to the Building or the Project during such hours as Landlord shall from time to time reasonably determine, and on holidays subject, however, to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building or the Project identify themselves to a security guard by registration or otherwise and that said persons establish their right to enter or leave the Building or the Project.

               (m) REPAIRS AND ALTERATIONS: At any time Landlord may decorate, make alterations, additions or improvements, structural or otherwise, in or to the Building, the Project, or any part thereof, including the Premises, and perform any acts required or permitted hereunder or related to the safety, protection, preservation or improvement of the Building or the Project or the Premises, and during such operations Landlord shall have the right to take into and through the Premises or any part of the Building all material and equipment required and to close and temporarily suspend operation of entrances, doors, corridors, elevators and other facilities, and to have access to and open all ceilings, without liability to Tenant by reason of interference, inconvenience, annoyance or loss of business. Landlord may do or permit any work to be done upon or along, and any use of, any adjacent or nearby building, land, street, alley or way.

               (n) COMMON AREA MODIFICATIONS: To (i) make changes to the Common Areas and/or the parking facilities located thereon, including, without limitation, change in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) close temporarily all or any portion of the Common Areas and/or the Building or the Project in order to perform any of the items described in this Section 18.08 or any of Landlord's obligations under this Lease, so long as reasonable access to the Premises remains available during normal Business Hours; and (c) alter, relocate or expand and/or to add additional structure and improvements to, or remove same from, all or any portion of the Common Areas.

               (o) OTHER RIGHTS: All other rights reserved by Landlord pursuant to the provisions of this Lease.

        18.09 RULES AND REGULATIONS. At all times during the Term, Tenant shall comply with Rules and Regulations for the Building and the Project, as set forth in Exhibit H attached hereto, together with such amendments and supplements thereto as Landlord may from time to time reasonably adopt and enforce in a non-discriminatory fashion. If any Rules and Regulations are contrary to the terms of the Lease, the terms of this Lease shall prevail. The material violation of any material Rules and Regulations shall be an Event of Default under this Lease allowing Landlord all remedies for an Event of Default provided in this Lease.

        18.10 PARKING. Except as otherwise designated by Landlord, parking spaces shall be available for the common use of the tenants, subtenants and invitees of the Project on a nonexclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt.

        18.11 NO NUISANCE. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building or Project.

        18.12 RELOCATION. At any time and from time to time after Tenant's execution of this Lease, Landlord shall have the right, upon providing Tenant thirty (30) days notice in writing, to provide Tenant with reasonably similar space elsewhere in the Building or the Project of approximately the same size as the Premises and to move Tenant to said space. In the event that Landlord shall exercise such right subsequent to the actual occupancy of the Premises by Tenant, Landlord shall arrange for moving Tenant and shall pay the costs of moving Tenant to such new space and all other reasonable expenses related to such relocation. Following any such relocation, this Lease, and each and all of the terms and covenants and conditions hereof, shall remain in full force and effect and thereupon be deemed applicable to such new space except that a revised floor plan shall become part of this Lease and shall reflect the location of the new space. Tenant's Share and Base Rent shall be adjusted to reflect the size of the new premises, but such adjustment shall not increase the Base Rent by more than five percent (5.0%), regardless of the size of the substituted premises. Should Tenant refuse to move to such new space at the end of said thirty (30) day period, Landlord shall have the right, in addition to exercising any other remedies provided in this Lease, to terminate this Lease by notice given to Tenant in writing within ten (10) days following the end of said thirty (30) day period, which termination shall be effective sixty (60) days after the date of the original notice of relocation by Landlord. Tenant shall continue to pay Rent and perform all of its obligations hereunder until termination of this Lease.

        18.13 FINANCIAL STATEMENTS. Tenant agrees, at the request of Landlord, to furnish its current annual financial statements certified by its certified public accountants, and, if applicable, such annual or quarterly reports as Tenant may file with the Securities and Exchange Commission or any other government agency.

        18.14 CORPORATE AUTHORITY. Tenant represents that the undersigned officer(s) or partner(s) have been duly authorized to enter into this Lease and that the execution and consummation of this Lease by Tenant does not and shall not violate any provision of any bylaws, certificate of incorporation, partnership or agreement, or other agreement, order, judgment, governmental regulation or any other obligations to which Tenant is a party or is subject.

        18.15 QUIET ENJOYMENT. Subject to the provisions of this Lease and conditioned upon the performance of all of the provisions to be performed by Tenant hereunder, Landlord shall not during the Term hereof disturb the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto by Tenant hereunder.

        18.16 WAIVER OF JURY TRIAL. Landlord and Tenant each agree to and they hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, and any claim or injury or damage and/or any statutory remedy.

        18.17 BROKER. Tenant warrants that it has had no discussions, negotiations and/or other dealings with any real estate broker or agent other than the broker(s) listed in Section 1.01(e) hereof ("Broker") in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent who is or may be entitled to any commission or finder's fee in connection with this Lease. Tenant agrees to indemnify, defend and hold harmless Landlord from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's discussion, negotiations and/or dealings with any real estate broker or agent other than Broker. This
Section 18.17 is not intended to benefit any third parties and shall not be deemed to give any rights to brokers or finders. Landlord shall pay any commission(s) owing to Broker with respect to this Lease pursuant to a separate agreement or agreements.

        18.18 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

        18.19 CAPTIONS AND ARTICLE NUMBERS. The captions, article and section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent or such sections or articles of this Lease nor in any way affect this Lease.

        18.20 SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        18.21 APPLICABLE LAW. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

        18.22 SUBMISSION OF LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change, or modify any of the provisions hereof.

        18.23 TIME. Time is of the essence of every provision hereto. Notwithstanding the foregoing, this Lease and the obligation of Tenant to pay Rent hereunder and perform all of Tenant's covenants and agreements hereunder shall not be impaired nor shall Landlord be in default hereunder because Landlord is unable to fulfill any of Landlord's obligations under this Lease, if Landlord is prevented or delayed from so doing by any of the following (which shall be referred to herein as a "Force Majeure"): any accident, breakage, repairs, alterations, improvements, strike or labor troubles, or any other cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department or subdivision thereof of any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. This provision shall be mutually applicable to Landlord and Tenant's performance of the Lease Documents.

        18.24 ENTIRE AGREEMENT. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises, the Building and the Project, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as are herein set forth. No subsequent alteration, amendment, change or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

        18.25 LANDLORD'S MANAGEMENT PROVISIONS. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or by Landlord's designated property management firm for the Project or by one or more third parties, and Landlord further reserves the right to require Tenant to enter into reasonable agreements with any such parties in form and content approved by Landlord for the furnishing of such services.

        18.26 SPRINKLERS. If the sprinkler system (if any) installed at the Building or the Project or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or invitees (to the extent repair thereof would not be covered by casualty insurance customarily carried on buildings comparable to the Building), Tenant shall forthwith restore the same to good working condition at its own expense. If the Board of Fire Underwriters or Fire Insurance Exchange or any bureau, department or official of the state or city government, requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or acts or the location of partitions, trade fixtures, or other contents of the Premises, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

        18.27 DATE PAYMENTS ARE DUE. All amounts owed to Landlord hereunder, for which the date of payment is not expressly fixed herein, shall be paid within thirty (30) days from the date Landlord renders statements of account therefor.

        18.28 MEANING OF "RE-ENTRY". The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

        18.29 LEASE MODIFICATION. Should any subsequent Mortgagee require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or in any other way change the rights and obligations of Tenant hereunder (including the modification of the Premises), Tenant agrees that this Lease may be so modified.

        18.30 LITIGATION, MEDIATION AND ARBITRATION COSTS. In the event of any litigation, mediation or arbitration between the parties hereto with respect to the enforcement or interpretation of this Lease, the nonprevailing party shall pay the reasonable attorney's fees, court costs and other costs of the prevailing party, provided that Tenant shall notify Landlord of any alleged breach of Landlord's obligations under this Lease and shall take no action with respect to such breach as long as Landlord promptly commences to cure and diligently proceeds to complete the cure of said breach within a reasonable time period, which shall in no event extend beyond ninety (90) days after Landlord receives written notice of such default. Each party hereto shall pay the reasonable attorney's fees, court costs (if any) and other costs incurred by the other party in any litigation, negotiation or transaction in which such party causes the other party, without the other party's fault, to become involved or concerned (including, without limitation, any request for Landlord's consent to a sublet or assignment).

        18.31 REMEDIES AND RIGHTS MAY BE EXERCISED BY PARTY IN ITS OWN NAME; AUTHORITY TO EXECUTE LEASE. All rights and remedies of either party under this Lease, or that may be provided by law, may be exercised by such party in its own name individually, or in its name by any agent thereof, and all legal proceedings for the enforcement of any such rights or remedies may be commenced and prosecuted to final judgment and executed by such party in its own name individually or in its name by any agent thereof.

        18.32 PAYMENTS TO AFFILIATES. Nothing in this Lease shall be construed to prevent Landlord from paying for services rendered or materials delivered with respect to the Building, the Project or the Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord provided that the fees or costs of such services and materials are at market rates in the vicinity of the Project. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute Operating Expenses on the same terms and conditions as if such fees and costs were paid to non-affiliates of Landlord.

        18.33 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber Landlord's title.

        18.34 LIGHT AND AIR RIGHTS. This Lease does not grant any rights to light or air over or about the Building or the Project, except as otherwise provided herein. Landlord specifically excepts and reserves to itself the use of any roofs, antennae, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein.

        18.35 RENT NOT BASED ON INCOME. It is agreed by Landlord and Tenant that no rental or other payment for the use, occupancy or utilization of the Premises demised hereunder shall be, or is, based in whole or in part on the net income or profits derived by any person from the Building, the Project or the Premises so leased, used, occupied, or utilized, and Tenant further agrees that it will not enter into any sublease, license, concession or other agreements for any use, occupancy or utilization of the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the Premises so leased, used, occupied or utilized.

        18.36 NON-EXCLUSIVITY. Tenant is not granted by this Lease and shall not be entitled to have any exclusive rights in the Building or the Project other than the rights of its occupancy. If, however, Landlord hereafter creates a reserved parking program for all of the tenants of the Building or the Project, Tenant shall be allocated a portion of any such reserved parking spaces in accordance with Tenant's Share.

        18.37 EXHIBITS. The following Exhibits are attached to this Lease after the signatures and by reference hereto are incorporated herein:

                        Exhibit A - Description of Project
                        Exhibit B - Depiction of Premises
                        Exhibit C - Work Letter Agreement
                        Exhibit D - Notice of Commencement
                        Exhibit E - Project Holidays
                        Exhibit F - Project Janitorial Specifications
                        Exhibit G - Offset Statement and Estoppel Certificate Exhibit H - Rules and Regulations

        IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above-written.

        WITNESSED BY:        "LANDLORD"

                             1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P., a New Mexico limited partnership

                             BY:  BGK EQUITIES, INC., a New Mexico corporation

                             BY:
------------------------         -----------------------------------------
                                 Cheryl Willoughby, Senior Vice President

                             "TENANT"

                             BIONX IMPLANTS, INC.

-------------------------    BY: /s/ David W. Anderson
                             ------------------------------------------


                             ITS:  President

                             -----------------------------------------

                               ADDENDUM TO LEASE
                             DATED MARCH 31, 1997,
                   BETWEEN BIONX IMPLANTS, INC., AS TENANT,
         AND 1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P., AS LANDLORD
                     -------------------------------------


        References to "Premises" shall mean the premises leased by Tenant; references to "Building" shall mean the building of which the Premises form a part; references to "Real Property" shall mean the entire tax lot and all the improvements thereon of which the Building and Premises form a part; references to "Lease" shall mean the lease to which this addendum is attached; references to "Lease Documents" shall mean the Lease, this addendum, any Rules and Regulations issued by Landlord and any other applicable documents, exhibits, or schedules which may be part of the Lease; reference to "Lease Term" shall mean the duration of the initial term and all renewal or extension periods provided for in the Lease; and reference to "Business Day" shall mean all days other than Saturdays, Sundays, and legal holidays.

Any term or provision contained in the Lease to the contrary notwithstanding:

1. In the event of any inconsistency among the Lease Documents, the terms and conditions of this addendum shall prevail over the Lease, including any exhibits or schedules, and the terms and conditions of the Lease, including any exhibits or schedules, shall prevail over the Rules and Regulations.

2. The use of the Premises by Tenant shall be for general office and warehouse use, or any other purposes permitted by law and not specifically prohibited in the Lease Documents. It is expressly acknowledged that the Tenant may store in the Premises, on a limited basis, small boxes of its resorbable implant products and instruments used for inserting the product.

3. Landlord represents that Tenant's proposed use of the Premises (a) will not be in violation of any certificate of occupancy and (b) does not violate any applicable statues, ordinances, rule or regulation or other restriction.

4. Landlord represents that it will maintain and operate the Building as a first class office building during the Lease Term.

5. The target occupancy date is May 17, 1997. If the Premises are not ready for occupancy by August 1, 1997, subject to extensions for delays caused by Tenant, Tenant shall have the right to terminate the Lease by written notice to Landlord, whereupon the Lease shall be null and void and all moneys paid by Tenant shall be refunded by Landlord. Substantial completion means that a temporary certificate of occupancy has been obtained and the Premises are ready for occupancy with the exception of punch list items. Landlord shall perform its work in a first class, workmanlike manner. If there are any latent defects or "punch list" items, Landlord agrees to correct them within thirty (30) days following notice from Tenant after Tenant occupies the Premises.

6. Tenant should be permitted to perform and will not be deemed in occupancy by virtue of its performance of tenant fit-up and other preparations for occupancy.

7. No approvals of consents required to be obtained by Tenant from Landlord as provided in the Lease Documents shall be unreasonably withheld by Landlord.

8. Any transfer of the Lease by Tenant resulting from a change in management, merger, consolidation or a purchase of substantially all of Tenant's assets shall not be deemed a sublease or assignment of the Lease or an event giving Landlord the right to terminate the Lease or recapture the Premises, but in the event of any such transfer, Tenant shall notify Landlord in writing.

9. Landlord shall be responsible for all structural repairs to the Building, including repairs of the roof, exterior walls and windows, plumbing, heating, electrical, air conditioning and other systems contained therein.

10. Any right of entry into the Premises granted to Landlord for repairs, alterations or other purposes shall be exercised with reasonable verbal or written prior notice to Tenant (except in cases of emergency) and in a reasonable manner.

11. Any right of Landlord to make alterations of improvements to the Premises or the Real Property shall be exercisable only if the making of such alterations or improvements will not materially adversely affect Tenant's use and occupancy of the Premises.

12. Landlord shall permit Tenant to keep and use in the Premises, without any further consent of Landlord, normal office computers in a local area network and other telephone and office equipment required by Tenant. Tenant may locate such equipment where it desires in tine' Premises and Landlord shall provide sufficient electricity for their operation at no additional cost to Tenant. Tenant shall have the right to install its telephonic, communication, and network writing and other installations during and in coordination with Landlord's work, provided that Tenant warrants this installation and will not impede Landlord's ability to complete Landlord's work.

13. Landlord agrees to maintain temperatures in the Premises during building operating hours in conformity with standards of first class office buildings in the Philadelphia metropolitan area.

14. If due to Landlord's gross negligence, Landlord shall fail to provide any essential service required in the Lease Documents to be provided by Landlord, including without limitation heat, air conditioning, ventilation, electricity, water and elevator service, which failure results in Tenant's use of the Premises being materially impaired for five
      (5) consecutive business days, Tenant shall have the right to take any one or more of the following actions: to make the essential repairs itself and bill Landlord therefor; or to seek an equitable abatement of rent.

15. Landlord represents and warrants that the "Operating Expenses" and the "Real Property Taxes" (as such terms or similar terms are used in the Lease) incurred by Landlord during the Base Year were based upon the Building being at least 95 % occupied and the Real Property being fully assessed and taxed without special arrangements, preferences, abatements or similar treatment. Upon Tenant's request, Landlord agrees promptly to provide such reasonable substantiation of any payments beyond the fixed monthly rent claimed to be due from Tenant resulting from claimed increases in operating expenses, real estate taxes or otherwise. In no event shall Tenant be responsible for payments beyond the fixed monthly rent resulting from an assessment for improvements on the Real Property which are not of general benefit to the tenants in the Building. (For example, if Landlord installs improvements for the exclusive use of one or more tenants, Tenant shall not be obligated to share in any resulting increases in Real Property Taxes or Operating Expenses.)

16. "Operating Expenses" as referred to in the Lease shall not include the following: (a) the cost of construction of any improvements on the Real Property, including any addition, alteration or refurbishing of space leased to other tenants, except that capital expenses for improvements which result in savings of labor or other costs in connection with the operation of the Real Property shall be included at the cost of such improvements amortized over the useful life thereof; (b) expenses for repairs or other work occasioned by fire, windstorm or other insurance policy to the extent such expenses are actually reduced by Landlord's insurance proceeds; (c) expenses incurred in leasing or procuring new tenants for the Real Property (e.g. commissions, advertising, renovation and legal); (d) legal expenses in dealing with particular tenants or in enforcing the terms of any lease; (e) interest or principal amortization payments on any mortgage or other loan; (f) any real estate taxes, as referenced to in the Lease, corporate franchise or net worth taxes, net or gross income taxes (state and federal), personal property taxes, excess profit taxes, license, inspection and permit fees; (g) any expenses incurred for which Landlord has a right of reimbursement from a tenant in the Real Property or other person or entity; (h) claims paid by Landlord in satisfaction or settlement of liability in tort; (i) any payments to a superior lessor;
      (j) depreciation of the Real Property or other improvements located on the Real Property; (k) any expense relating to Me a pre-existing environmental condition of the Real Property; and (l) wages or salaries of persons above the grade of building manager. All expenses of employees who are not working full time with respect to the Project shall be equitably apportioned. All expenses paid by Landlord to persons or business entities which are affiliated in any way with Landlord must be reasonable and comparable to similar expenses paid by Landlords generally in arms-length transactions in order to be includable in Operating Expenses.

17. Landlord represents and warrants that all tenants pay for their own electricity used within their premises based upon sub-meters.

18. All fixed and additional rent payments shall be due on or before the 1st day of each month. There shall be a five (5) day grace period before late charges are assessed. The term "default" or "event of default" as used in the Lease Documents shall refer either (a) to Tenant's wrongful failure to pay rent when due or (b) any material failure of Tenant to perform its obligations or cure a condition deemed to be an event of default under the Lease Documents. Landlord shall have the right to exercise the remedies provided in the Lease only if (i) any default by Tenant in the payment of rent shall not be cured within 5 days of written notice thereof by Landlord to Tenant, or (ii) a default by Tenant in the performance of any other obligation under the Lease, or the existence of a condition considered to be an event of default by Tenant under the Lease, which shall not be cured within IS days of written notice thereof by Landlord to Tenant, provided, however, that for defaults or conditions which reasonably require more than 15 days to cure, Tenant shall be required to commence and reasonably proceed with curing same and Landlord may not exercise such remedies if Tenant commences and proceeds to cure such defaults or conditions. No late charge or interest shall be charged unless payments are not made within the aforesaid grace periods. The late charge shall be 5 % of any base rent payment not made when due (not 10% as stated in the Lease).

19. Notwithstanding anything contained herein to the contrary, in the event of Lessee's default, Lessor shall mitigate its damages. Lessor's obligation to mitigate damages shall be satisfied in full if Lessor complies with the following criteria: (a) Lessor must first obtain undisputed possession of the Leased Premises, (b) Lessor is not obligated to offer the Leased Premises to a prospective tenant when other suitable premises in the building are available, (c) Lessor is not obligated to lease the Premises for less than the then current fair market rental, or for less than other space in the building is being offered by Lessor, (d) Lessor is not obligated to lease to any tenant who would disrupt the tenant mix, violate any restrictions or covenants, or adversely affect the reputation of the building and (e) Lessor is not obligated to rent to a tenant who is not financially responsible or who does not have the necessary operating experience.

20. Any right of Landlord to incur any expense or obligation for which it may charge Tenant (or to exercise any right to or sell Tenant's personal property) may be exercised only upon 30 days' advance written notice to Tenant, such notice giving Tenant the opportunity to undertake the work or otherwise take such actions as will eliminate the necessity for Landlord to incur such expense or obligation or exercise such right.

21. Upon termination of the Lease, Tenant shall be entitled to remove all of its personal property and trade fixtures, provided that it restores the Premises to its condition at the commencement date, reasonable wear and tear and subsequent alterations approved by Landlord excepted. In no event shall Tenant be required to repair or restore cosmetic damage to wall and floor finishes.

22. Any payment required by the Lease to be made by Tenant to Landlord for legal expenses, attorney's fees or similar purposes shall only be required if Landlord brings an action or proceeding against Tenant to enforce Landlord's rights under the Lease and then only as follows:

      If either party should bring suit or similar proceeding against the other because of the breach of any provision of the Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party.

23. Landlord covenants and agrees that Tenant may peaceably and quietly enjoy the Premises during the Lease Term provided that Tenant is not in default under the Lease.

24. In the event of a taking by public authority or otherwise which permanently and substantially reduces the area of the Premises so that it is rendered unfit, in Tenant's reasonable opinion, for Tenant's purposes, Tenant shall have the right to terminate the Lease.

25. In the event of the destruction of or any damage to the Premises, if within 125 days from the date of such damage or destruction, Landlord fails to restore the Premises so that Tenant's use thereof is not materially impaired. Tenant shall have the right to terminate the Lease.

26. Tenant shall not be liable to Landlord with respect to any damages suffered by Landlord which are covered by insurance customarily carried by Landlords. The parties agree that each hereby waives any claim it might have against the other for loss, damage or destruction with respect to its property, by fire or other casualty that is generally insured against under the terms of standard fire and extended coverage insurance policies. The parties agree to obtain waiver of subrogation clauses in their respective insurance policies, such clauses extending to the other party and its employees and agents.

27. HOLD HARMLESS. (A) Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, partners, employees, attorneys and agents (collectively, the "Tenant Indemnitees") from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages arising from any activity in the Premises even if resulting from the negligent act or omission of any of the Tenant Indemnities, and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its reasonable discretion. The provisions of this subsection
      (A) shall survive the expiration or earlier termination of this Lease.

(B) Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, partners, employees, attorneys and agent (collectively, the "Landlord Indemnities") for, and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and properly damage arising from any activity in or about the Building (other than the Premises) even if resulting from the negligent act or omission of any of Landlord Indemnities, and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Tenant, Landlord shall defend any such claim, demand, cause of action or suit at Landlord's expense by counsel satisfactory to Tenant in its reasonable discretion. The provisions of this subsection (B) shall survive the expiration or earlier termination of this Lease.

28. Any subordination provision contained in the Lease, relating either to ground leases or mortgages, is subject to the express condition that so long as Tenant is not in material default under the Lease Documents (a) Tenant will not be made a party in any action or proceeding brought by any person having rights superior to Tenant to recover possession of the Premises or to foreclose any mortgage or for any other relief sought, and
      (b) Tenant's possession hereunder shall not be disturbed. Upon its request, Landlord will use its best reasonable mortgagees and ground lessors, recognizing Tenant's right hereunder. Landlord agrees to indemnify and save harmless Tenant from any and all damages which Tenant may sustain as a result of (i) any action to foreclose any mortgages of the Real Property or Building and (ii) any terminations of the ground lease resulting from Landlord's default thereunder.

29. Tenant shall be entitled (a) to place a sign on the door to the Premises indicating Tenant's name, and (b) to have its name included in any directory or registry to tenants which may be located inside or outside the Building.

30. Tenant's use of a coffee making machine, microwave oven and kitchenette in the Premises is expressly permitted.

31. Tenant shall comply with all Rules and Regulations of uniform applicability and application.

32. Any notices to Tenant shall be mailed, postage prepaid, by certified mail, return receipt requested, addressed to Tenant as follows: Bionx Corporation, 279B, Great Valley Parkway, Malvern, PA 19355 (ATTN: Michael
      J. O'Brien, C.F.O.), with a copy to Tenant at the Premises or to such other addresses as Tenant informs Landlord in writing.

33. Tenant shall be permitted to utilize "hazardous materials" in de minimus amounts as commonly utilized in office space provided that Tenant complies with all laws in connection therewith. (For example, cleaning fluids, printing toner, and other materials commonly used in normal office applications.)

34. The following provisions are deleted from the Lease: 14.02 (f) and (i); 18.12; and 18.13.

                                    EXHIBIT A

                             DESCRIPTION OF PROJECT

ALL THAT CERTAIN parcel or tract of land with the buildings and improvements constructed thereon, situate in Whitpain Township, Montgomery County, Pennsylvania, bounded and described in accordance with a plan of Sentry Parkway West prepared by Metz Engineers, Lansdale, PA., for BGK Equities, dated August 6, 1996, last revised August 20, 1996, as follows, to wit:

BEGINNING at a point of curvature on the Westerly right of way line of Walton Road 80.00 feet wide, that is to say 40.00 feet to the Northwest and 40.00 feet to the Southeast of the center line of the original 50.00 foot road; thence from the point of beginning by a curved line bearing to the right in a Southwest to Northwest direction with a radius of 165.00 feet, the arc distance of 228.80 feet, to a point of tangency on the Northeasterly right of way line of Township Line Road, 56.50 feet wide, that is to say 16.50 feet to the Southwest and 40.00 feet to the Northeast of the center line of the original 33.00 foot road, being the township line separating Plymouth Township and Whitpain Township; thence by the same, North 46 degrees 21 minutes West, passing over a storm culvert that discharges to Plymouth Township, 660.67 feet to a point, a corner of land, now or formerly of Andrew Walker; thence by the same, North 43 degrees 39 minutes East 195.00 feet to a point a corner in line of land, now or formerly, of Blue Bell Office Campus, Section No. 3, of which this was formerly a part; thence by the same the two following courses and distances, to wit: (1) South 46 degrees 21 minutes East, passing over a storm sewer, 44.62 feet to a point a corner at or near the edge of a macadam driveway, (2) crossing various utilities from Section No. 3 to the existing utilities in this parcel, North 43 degrees 39 minutes East 1,003.98 feet to a point in line of land, now or formerly of Constance Wolf; thence by the same, South 47 degrees 55 minutes East 293.67 feet to a concrete monument, a corner; thence still partly by land of Constance Wolf and by land, now or formerly of Blue Bell Office Campus, Section No. 2, Lot B. passing over several utility lines that service Section No. 2, and passing partially through a detention pond, South 42 degrees 05 minutes West 603.89 feet to a point, a corner; thence still by Section No. 2, Lot B. the three following courses and distances, to wit: (1) passing over several storm drain lines connecting detention ponds in Section No. 2 into the detention pond in this parcel, South 47 degrees 55 minutes East 328.38 feet to a point, a corner, (2) still crossing over storm drain lines and partially through the corner of a detention pond, North 54 degrees 12 minutes East 112.82 feet to a point, a corner, (3) crossing over utility lines serving Section No. 2, through this parcel South 35 degrees 48 minutes East 225.00 feet to a corner in line of aforementioned Northwesterly right of way line of Walton Road, 80.00 feet wide; thence by the same, South 54 degrees 12 minutes West 556.66 feet to a point and place of beginning.

CONTAINING in area 16.0347 acres of land, be the same more or less.

BEING Lot A, as shown on the Subdivision Plan of Blue Bell Office Campus One, prepared by Herbert H. Metz, Inc. Recorded in Plan Book A-48 page 405 on July 21, 1987.

TOGETHER WITH all rights and privileges appurtenant to the above described land contained in that Declaration of Covenants, Easements and Restrictions as in Deed Book 4848, page 66, as amended by a First Amendment to Declaration of Covenants, Easements and Restrictions dated November 13, 1987, recorded in Deed Book 4858, page 1245.

AND ALSO TOGETHER WITH all rights and privileges appurtenant to the above described land contained in that certain Declaration of Easement as in Deed Book 4848, page 50.

BEING ASSESSMENT PARCEL NUMBER 66-00-08158-00-2.

                                    EXHIBIT B

                              DEPICTION OF PREMISES


                                     -B-1-

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

THIS WORK LETTER AGREEMENT (this "Agreement") is entered into as of this 18th day of March, 1997, by and between 1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P. ("Landlord"), and Bionx Implants, Inc. ("Tenant").

                                    RECITALS:

        A. Concurrently with the execution of this Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit B attached to the Lease.

        B. In order to induce Tenant to enter into the Lease, Landlord has agreed to make certain improvements to the Premises in accordance with the terms and upon the conditions set forth in this Agreement. The Lease is hereby incorporated into this Agreement by reference to the extent applicable and capitalized terms not otherwise defined herein shall have the same meaning given to them in the Lease.

        NOW, THEREFORE, in consideration of the Lease and the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

        1. TENANT IMPROVEMENTS. Reference herein to "Tenant Improvements" shall
           -------------------
include all work to be done in the Premises pursuant to the Tenant Improvement Plans (defined in Paragraph 2 below), including (to the extent set forth in the Tenant Improvement Plans) but not limited to: partitioning, doors, ceilings, floor coverings, wall finished (including paint and wall covering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork.

        2. TENANT IMPROVEMENT PLANS. Landlord's architect and/or space planner
           ------------------------
Polek Schwartz Architects, has prepared preliminary design drawings for the Premises dated March 14, 1997, which have been reviewed by and approved by Tenant (the "Space Plan"). Landlord's architect shall prepare working drawings and specifications for the Tenant Improvements based upon the Space Plans. Such working drawings and specifications are referred to herein as the "Tenant Improvement Plans" attached hereto as Schedule I and Schedule II. The Tenant Improvement Plans shall be consistent with Landlord's standard specifications (the "Standards") for tenant improvements for the Building attached hereto as
Schedule III. The Tenant Improvement Plans shall be submitted to Tenant for approval, which shall not be unreasonably withheld or delayed, and upon approval by both Landlord and Tenant shall serve as the plans for completing the Tenant Improvements. If the Tenant Improvement Plans are not approved by Tenant within two (2) business days after delivery to Tenant for review, then Landlord shall have the option to terminate the Lease and all of its obligations thereunder.

        3. NON-STANDARD TENANT IMPROVEMENTS. Prior to final approval of the
           --------------------------------
Tenant Improvement Plans, Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements and shall authorize the inclusion of such deviations in the Tenant Improvement Plans provided that (a) the deviations shall not be of a lesser quality than the Standards; (b) the average electric load for lighting and power in the Premises shall not exceed 5 watts per rentable square foot; (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals, if any, required for such deviations have been secured by Tenant, at Tenant's sole expense; (d) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the floors; (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of Landlord for the Building; and (f) the deviations shall not, in Landlord's determination, cause a delay in the construction of the Tenant Improvements. Landlord may condition its approval of any such non-standard improvements upon Tenant's agreement, at Tenant's sole expense, to remove all or any portion of such improvements and to restore the Premises to a condition compatible with the remainder of


                                     -C-1-
the Premises, as determined by Landlord in its reasonable judgment, upon the expiration or earlier termination of the Lease.

        4. CONSTRUCTION OF TENANT IMPROVEMENTS. The Tenant Improvement Plans
           -----------------------------------
agreed upon by Landlord and Tenant shall be submitted by Landlord to the appropriate governmental body for plan checking and the issuance of a building permit. Landlord, with Tenant'scooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. After final approval of the Tenant Improvement Plans by applicable governmental authorities, no further changes may be made thereto without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. After a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall diligently pursue substantial completion of the work. Landlord shall have the right to substitute comparable materials or finishes in the event such items are unavailable, but, to the extent practicable, shall obtain Tenant's prior consent thereto, which consent shall not be unreasonably withheld or delayed. Landlord shall in no event be liable for any direct or indirect damages as a result of delays in construction due to Force Majeure, or due to delays or other acts or omissions by Tenant (or its architect or anyone performing services on behalf of Tenant).

        5. PAYMENT FOR THE TENANT IMPROVEMENTS. The cost for construction of the
           -----------------------------------
Tenant Improvements shall be included in the Base Rent.

        6. AMERICANS WITH DISABILITIES ACT. In installing the Tenant
           -------------------------------
Improvements, Landlord shall comply with the Americans with Disabilities Act of 1990 (the "ADA"), to the extent such compliance is required as of the date of completion of the Tenant Improvements. Notwithstanding the foregoing, however, with respect to any alterations or improvements that Tenant makes to the interior of the Premises (or which are made on Tenant's behalf) other than the Tenant Improvements, regardless of whether Tenant has obtained Landlord's consent to such alterations or improvements, Tenant shall be fully responsible for complying with and paying any costs associated with any and all requirements of the ADA. In addition, if any alterations are required to be made to the Premises due to changes in or regulations under the ADA or judicial interpretations of the requirements of the ADA coming into existence following completion of the Tenant Improvements, or due to changes in Tenant's use of the Premises or in the nature of Tenant's conduct of its business in the Premises (including but not limited to any changes in use or business conduct arising out of a sublease or assignment, or resulting in the Premises being deemed a "place of public accommodation" under the ADA), Tenant shall be fully responsible for complying with and paying any costs associated with any and all requirements of the ADA arising in connection therewith.

        7. TENANT'S RESPONSIBILITY FOR CHARGES. In the event Landlord terminates
           -----------------------------------
the Lease because of Tenant's failure to cooperate or timely respond as set forth in this Agreement, then, in addition to all rights and remedies available to Landlord in the Lease, Landlord shall have the right to require Tenant to reimburse Landlord for all of its expenses incurred in preparation of the Space Plans and the Tenant Improvement Plans, and in obtaining governmental approval of same, and in installing any of the Tenant Improvements, which amount shall accrue interest at the Interest Rate from the date of termination of the Lease until paid in full, together with all legal fees incurred in enforcement of Landlord's rights hereunder.

        8. COMPLETE AGREEMENT. This Agreement and the applicable provisions of
           ------------------
the Lease are the complete and entire agreement of Landlord and Tenant with respect to the Tenant Improvements and construction thereof at the Premises. This Agreement may not be amended except by written agreement signed by Landlord and Tenant. Oral modifications to the Agreement shall not be effective.


                                     -C-2-

                                   SCHEDULE II
                                   -----------

                            TENANT IMPROVEMENT PLANS

1.    DEMOLITION:                   Demolish existing partitions per plans and
                                    specifications.

2.    PARAGONS:                     Provide materials & labor required by plans
                                    and specifications. Miscellaneous speckling.

3.    DOORS:                        Provide & install the following as required
                                    by plans & specifications:

                                    1) 6' x 8' new building standard c-label door/frame hardware

4.    ACOUSTICAL CEILING:           Replace damaged/stained tiles

5.    FLOORING:                     Provide and install the following as
                                    required by plans & specifications:

                                    Carpet: Aladdin
                                    Vinyl Cove Base
                                    VCT

6.    ELECTRICAL:                   Relocate outlet/lights as required by plans
                                    and specifications.

7.    PAINTING/WALL COVERING:       Paint all wall and trim surfaces per plans
                                    and specifications.

8.    MISCELLANEOUS:                Construction clean-up.


                                     -C-4-

                                  SCHEDULE III
                                  ------------

                               SENTRY PARKWAY WEST

                        BUILDING STANDARD SPECIFICATIONS

1.    CEILINGS:                     2' x 4' non-fissured acoustical lay-in tile
                                    with suspended, exposed "T" framing system.

2.    CARPET:                       Fourteen dollars ($14.00) per square yard
                                    installed allowance with selection from
                                    owner samples. Installation by direct glue down method with four-inch (4") vinyl base.

3.    PAINT:                        Paint all partition surfaces with two (2)
                                    coats latex paint; door frames and trim with two (2) coats oil finish.

4.    TENANT ENTRANCE DOORS:        Entrance doors shall be 3' x 8' solid core
                                    stain grade furnished with two (2) pair of butts, exposed closer and Schlage lever handle lockset (two keys) in brushed aluminum.

5.    TENANT INTERIOR DOORS:        Interior doors shall be 3' x 7' solid core
                                    stain grade furnished with two (2) pair of butts, and wall stop in a quantity not to exceed one 91) door per 400 square feet of usable area. Each door to receive Schlage lever handle passage set.

6.    ELECTRICAL:                   a)      LIGHTS: Building standard lighting
                                            -------
                                            fixtures shall be 2' x 4' lay on
                                            four tube fluorescent fixtures with
                                            electronic ballasts, T-8 bulbs, at
                                            an allowance of one fixture per 150
                                            square feet of usable area. Fixtures
                                            will be outfitted with prismatic
                                            lenses.

                                    b)      DUPLEX OUTLETS: Outlets mounted at
                                            ---------------
                                            building standard height for wall
                                            application shall be provided at an
                                            allowance of one outlet per 100
                                            square feet.

                                    c)      Dedicated receptacles and any
                                            special equipment receptacles shall
                                            be provided at tenant's expense.

                                    d)      Exit lights and emergency lighting
                                            will be provided as required by
                                            code.

7.    TELEPHONE:                    Each tenant must arrange for and pay for its
                                    own telephone requirements directly. Phone outlet locations can be indicated on construction documents at tenant's request.


                                     -C-5-

                                    EXHIBIT D

                         NOTICE OF COMMENCEMENT OF LEASE

        This Notice of Commencement of Lease is given this, 19_, by 1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P. ("Landlord"), to ("Tenant"), both of whom who agree as follows:

        1. Landlord and Tenant have entered into a lease :dated , 19 (the "Lease"), in which Landlord leased to Tenant and Tenant lease from Landlord the premises described therein (the "Premises"). All capitalized terms used herein and not otherwise defined herein shall have the same meaning given to them in the Lease.

        2. Pursuant to the Lease, Landlord and Tenant agreed to, and do hereby confirm, the following matters as of the commencement of the Term:

               (a)    ________________________, 19__ , is the Commencement Date
of the Term of the Lease; and

               (b)    ________________________,  19_,  is the Expiration Date of
the Term of the Lease.

        3.     Tenant confirms that:

               (a)    It has accepted possession of the Premises;

               (b) The Tenant Improvements required to be furnished by Landlord under the Lease have been completed (subject to any corrective work or punch-list items of which Tenant has notified Landlord in accordance with the Lease);

               (c) Landlord has fulfilled all of its duties of an inducement nature;

               (d) No modifications have been made to the Lease after it was signed by Landlord and Tenant; and

               (e) There are no setoffs or credits against Rent, and no Rent (other than the first monthly installment of Base Rent) has been prepaid.

        4. This Notice of Commencement of Lease is intended only to confirm the matters herein set forth and does not otherwise modify or supplement the Lease.

        5. Unless written objection to the provisions hereof is received by Landlord within five (5) business days from the date hereof, the provisions of this Notice of Commencement of Lease shall be binding upon Tenant, its successors and assigns (subject to the restrictions on assignment and subleasing contained in the Lease), and inure to the benefit of Landlord, and its successors and assigns.

                                    "LANDLORD"

                                    1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P.

                                    BY:_________________________________________

                                    ITS:________________________________________


                                     -D-1-

                                    EXHIBIT E

                                PROJECT HOLIDAYS

New Year's Day; President's Day; Martin Luther King Day; Memorial Day; July 4th; Labor Day; Thanksgiving Day; Day After Thanksgiving Day; Christmas Day.

                                      -E-1-

                                    EXHIBIT F

                       BUILDING JANITORIAL SPECIFICATIONS

General cleaning shall be performed five (5) nights per week, Monday through Friday, the exact hours to be determined by Landlord.

A.      DAILY CLEANING SPECIFICATIONS
        -----------------------------

        1.     Empty all trash containers and waste baskets.

        2.     Replace all trash liners where applicable.

        3. Dust all open areas of desk and credenza tops, file cabinets, counters, sills and ledges.

        4.     Telephones will be damp wiped.

        5. Dust mop all hard surfaces flooring and remove debris or dust build-up from corners. Damp mop any areas where spillage may have occurred. Special attention given to areas under desks and furniture.

        6.     Vacuum clean and/or sweep entrance mats and runners.

        7. Vacuum all carpeted areas. Remove gum, tar, etc. adhering to floor.

        8.     Vacuum clean or dust all upholstered furniture as necessary.

        9. Remove finger marks and smudges from all doors, frames, walls, partitions, switchplates and glass.

        10.    Place furniture back in its proper place.

        11.    Wash and squeegee clean all entrance door glass on both sides.

        12.    Damp wipe framework and ledges at all entrance ways.

        13. Special attention is to be paid to all lobby areas, reception areas, executive and conference areas to maintain quality of appearance.

        14.    Spot clean all common area carpet.

        15. Areas provided for storage of maintenance supplies and equipment are to be kept orderly and clean at all times.

        16. Trash and debris is to be removed to areas so designated at the site.

        17.    Clean and polish all drinking fountains and water coolers.

        18.    Cleaning and disinfecting lavatories:

               A.     Empty all waste containers.
               B.     Sweep and mop floors.
               C. Fill and maintain all toilet tissue, soap and towel dispensers and sanitary product dispensers.
               D.     Disinfect all fixtures and disposals.
               E.     Thoroughly clean all sinks, bowls and urinals.
               F.     Clean all counter tops and cosmetic shelves.
               G.     Clean and polish all mirrors and bright work.
               H.     Partitions and louvres wiped down and spot cleaned.

                                      -F-1-

        19.    Thoroughly clean elevator cabs, including all tracks.

        20.    Sweep all steps and fire stairways in building.

        21. Clean coffee stations, vending areas, and cafeteria, including tables, chairs and counters.

        22. The exterior entrance foyer areas will be swept nightly and debris removed.

B.      ONCE PER WEEK:
        -------------

        1.     Damp mop stairwells, landing, treads and foyer.

        2. Vacuum all carpet areas. Remove gum, tar, etc. adhering to floors.

        3. Damp mop all vinyl flooring and spray buff as needed at least weekly.

        4.     Spot clean carpeting where possible.

C.      ONE TIME PER MONTH:
        -------------------

              1. Damp wipe all baseboards to maintain a clean appearance. High dust all areas including light diffusers, shelving, baseboards, Venetian blinds and wall hangings.

               2.    Machine scrub all bathroom floors with germicidal solution.

               3. Vacuum and/or damp wipe all ceiling and wall air supply and exhaust diffusers or grills.

D.      QUARTERLY:
        ---------

        1.     Strip and refinish all vinyl tile flooring on a quarterly basis.

        2.     Clean all interior glass partitions and doors.

        3.     Polish all door plates and kick plates.

E.      SEMI-ANNUALLY:
        --------------

F.      ANNUAL:
        ------

        1.     High dust all horizontal and vertical surfaces not reached daily.

        2. Damp wash diffusers, vents, grills, including surrounding wall or ceiling areas that were not soiled.


                                      -F-2-

                                    EXHIBIT G

                    OFFSET STATEMENT AND ESTOPPEL CERTIFICATE

_______________________________
_______________________________
_______________________________


        Re: Lease dated ("Lease") by and between 1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P. ("Landlord"), and ____________________________________________
("Tenant")

Sir/Madam:

        Reference is made to the above-described Lease in which the undersigned is Tenant. We understand that you are accepting an assignment of Landlord's rights under the Lease as __________________________________________________,
and we hereby, as a material inducement for you to consummate the transaction, represent that:

        1. A true and correct copy of the Lease is attached hereto as Schedule "A" and incorporated herein by reference thereto. There are no modifications, amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, except for those attached hereto as part of Schedule "A".

        2. The Lease is for a term of commencing on _________________, 19_ and ending as of 11:59 P.M. on __________________________, and the Lease covers the real property (the "Premises") described in Exhibit A attached to the Lease, the Premises being part of certain real property (the "Property") located in ____________________, County of ____________, State of ___________________, and
more particularly described in Exhibit B attached to the Lease.

        3. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, Tenant as set forth therein.

        4. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including ________________ , 19__, (b) that monthly Base Rent (as defined in the Lease) during the remaining term of the Lease is $__________________, and (c) that rent has not been paid for any period after _______________, 19__, and shall not, except for any prepaid rent as specified in the Lease, be paid for a period in excess of one (1) month in advance.

        5. To the best knowledge of the undersigned, the improvements on the Premises are free from defects in design, materials and workmanship; and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

        6. To the best knowledge of the undersigned, the Lease is not in default, and Landlord has performed the obligations required to be performed by Landlord under the terms thereof through the date hereof.

        7. The Lease shall be subordinate to a deed of trust or mortgage on the Premises and an assignment of Landlord's interest in the Lease given by Landlord to __________________; and in the event of a merger of Landlord and Tenant in any manner, the interest of Tenant and Landlord shall not merge.

        8. Tenant agrees not to modify, amend, terminate or otherwise change the Lease without ten (10) days prior written notice to you.

                                      -G-1-

        9. In the event of a default by Landlord under any of the terms or provisions of the Lease, Tenant shall give you adequate notice and reasonable time to cure such default before Tenant shall exercise any right or remedy available to it.

        Dated __________________________, 19__.

                                      Very truly yours,

                                      "Tenant"

                                      By:_________________________________

                                      Its:________________________________



                                      -G-2-

                                    EXHIBIT H

                              RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Project and the appurtenances thereto:

        1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere in or about the Building or Project.

        2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, garbage or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

        3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building or the Project, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or any building in the Project except by the Project maintenance personnel, nor shall any part of the Project be defaced by Tenant.

        4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all tenants of the Building, and no other directory shall be permitted unless previously consented to by Landlord in writing.

        5. Tenant shall not place any additional lock or locks on any door in the Premises or the Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

        6. Tenant will refer to Landlord for Landlord's supervision, approval, and control all contractors, contractor's representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building or the Project, including but not limited to the installation of telephones, computer wiring, cabling, equipment, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

        7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item form being brought in the Building or the Project. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or any of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

        8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed

                                      -H-1-
acceptable floor loading and weight distribution requirements. All damage done to the Building or the Project by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building or the Project, shall be repaired at the expense of Tenant.

        9.     Corridor doors, when not in use, shall be kept closed.

        10. Tenant shall not: (i) make or permit any improper, objectionable or unpleasant noises or odors in the Building or the Project, or otherwise interfere in any way with other tenants or persons having business with them;
(ii) solicit business or distribute, or cause to be distributed, in any portion of the Building or the Project, any handbills, promotional materials or other advertising; or (iii) conduct or permit any other activities in the Building or the Project that might constitute a nuisance.

        11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

        12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises, the Building or the Project.

        13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises, the Project or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

        14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or the Project or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or the Project or with the rights and privileges of any person lawfully in the Building or the Project. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for the resumption of such work. Tenant shall have no claim for damages of any nature against Landlord or any of Landlord's agents, employees, contractors or officers connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

        15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Tenant shall bear the cost and expense of such extermination services, provided that Tenant shall not be obligated to pay more for its participation in such termite and pest extermination services than the prevailing competitive rates charged by reputable independent termite and pest control exterminators for the same service on a direct and individual basis.

        16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building.

        17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Project.

                                      -H-2-

        18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building or in the Project, except in those areas specifically designated by Landlord for such purposes.

        19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Project, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

        20. Landlord shall have the right to prohibit the use of the name of the Building, the Project or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or the Project or the desirability of the Building or the Project for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

        21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Project.

        22. Canvassing, soliciting, and peddling in or about the Building or the Project is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

        23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any Common Area of the Building or the Project, unless such Common Area has been declared a designated smoking area by Landlord.

        24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

        25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premise outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or any common areas, any pedestrian use of such area, or any sue which is inconsistent with good business practice.



                                      -H-3-

                                MASTER LEASE FORM

                   1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P.

                                SENTRY PARK WEST,
                             BLUE BELL, PENNSYLVANIA


                                      LEASE


                                     BETWEEN


                  1777 SENTRY PARKWAY OFFICE ASSOCIATES, L.P.,
                        a New Mexico limited partnership,


                                    LANDLORD


                                       AND


                              BIONX IMPLANTS, INC.

                                     TENANT

                                TABLE OF CONTENTS

ARTICLE I:                   DEFINITIONS

Section 1.01                 Defined Terms

ARTICLE II:                  DEMISE AND LEASE

Section 2.01                 Demise and Lease
Section 2.02                 Representations and Warranties; Taking of
                             Possession
Section 2.03                 Common Areas

ARTICLE III:                 IMPROVEMENTS

Section 3.01                 Tenant Improvements
Section 3.02                 Completion and Delivery

ARTICLE IV:                  TERM

Section 4.01                 Term
Section 4.02                 Notice of Commencement Date
Section 4.03                 Renewal Options
Section 4.04                 Termination Option

ARTICLE V:                   RENT

Section 5.01                 Base Rent
Section 5.02                 Additional Rent
Section 5.03                 Manner of Payment
Section 5.04                 Late Payment and Interest
Section 5.05                 Security Deposit

ARTICLE VI:                  ADDITIONAL RENT AND CHARGES

Section 6.01                 Tenant's Obligation for Taxes
Section 6.02 Tenant's Share of Real Property Taxes, Utility Costs, and Operating Expenses

ARTICLE VII:                 SERVICES AND UTILITIES

Section 7.01                 Landlord's Services
Section 7.02                 Electricity

ARTICLE VIII:                INSURANCE

Section 8.01                 Landlord's Insurance
Section 8.02                 Public Liability
Section 8.03                 Tenant's Property and Other Insurance
Section 8.04                 Additional Insurance
Section 8.05                 Form of Insurance/Certificates
Section 8.06                 Tenant's Failure
Section 8.07                 Waiver of Subrogation
Section 8.08                 Tenant's Property and Fixtures
Section 8.09                 Indemnification of Landlord
Section 8.10                 Notification from Tenant

ARTICLE IX:                  REPAIRS AND MAINTENANCE

Section 9.01                 Tenant Repairs and Maintenance
Section 9.02                 Landlord Repairs and Maintenance

Section 9.03                 Non-Liability of Landlord
Section 9.04                 Inspection of Premises

ARTICLE X:                   FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

Section 10.01                Fixtures and Personal Property
Section 10.02                Alterations
Section 10.03                Liens

ARTICLE XI:                  USE AND COMPLIANCE WITH LAWS

Section 11.01                Signs
Section 11.02                Use
Section 11.03                Compliance with Laws and Insurance Requirements
Section 11.04                Landlord's Inspection and Testing
Section 11.05                Hazardous Materials
Section 11.06                Environmental Liens
Section 11.07                Indemnification
Section 11.08                Landlord's Right to Cure
Section 11.09                Survival

ARTICLE XII:                 DAMAGE AND DESTRUCTION

Section 12.01                Reconstruction
Section 12.02                Rent Abatement
Section 12.03                Excessive Damage or Destruction
Section 12.04                Uninsured Casualty
Section 12.05                Waiver
Section 12.06                Mortgagee's Right
Section 12.07                Damage Near End of Term

ARTICLE XIII:                EMINENT DOMAIN

Section 13.01                Eminent Domain
Section 13.02                Disposition of Awards
Section 13.03                Mortgagee's Right

ARTICLE XIV:                 DEFAULT

Section 14.01                Events of Default
Section 14.02                Remedies

ARTICLE XV:                  ASSIGNMENT AND SUBLETTING

Section 15.01                Prohibition
Section 15.02                Excess Rental
Section 15.03                Scope
Section 15.04                Effect of Assignment
Section 15.05                Waiver
Section 15.06                Change in Control

ARTICLE XVI:                 OFFSET STATEMENT, ATTORNMENT
                             AND SUBORDINATION

Section 16.01                Offset Statement
Section 16.02                Attornment
Section 16.03                Subordination
Section 16.04                Mortgagee's Rights
Section 16.05                Recording
Section 16.06                Release of Landlord

ARTICLE XVII:                INDEMNIFICATION AND LIABILITY

Section 17.01                Indemnification
Section 17.02                Waiver and Release
Section 17.03                Liability of Landlord

ARTICLE XVIII:               MISCELLANEOUS

Section 18.01                Notices
Section 18.02                Successors Bound
Section 18.03                Guarantor of Tenant
Section 18.04                Waiver
Section 18.05                Surrender of Premises and Holding Over
Section 18.06                Landlord's Right to Perform
Section 18.07                Subdivision and Easements
Section 18.08                Landlord's Reserved Rights
Section 18.09                Rules and Regulations
Section 18.10                Parking
Section 18.11                No Nuisance
Section 18.12                Relocation
Section 18.13                Financial Statements
Section 18.14                Corporate Authority
Section 18.15                Quiet Enjoyment
Section 18.16                Waiver of Jury Trial
Section 18.17                Broker
Section 18.18                Accord and Satisfaction
Section 18.19                Captions and Article Numbers
Section 18.20                Severability
Section 18.21                Applicable Law
Section 18.22                Submission of Lease
Section 18.23                Time
Section 18.24                Entire Agreement
Section 18.25                Landlord's Management Provisions
Section 18.26                Sprinklers
Section 18.27                Date Payments Are Due
Section 18.28                Meaning of "Re-entry"
Section 18.29                Lease Modification
Section 18.30                Litigation, Mediation and Arbitration Costs
Section 18.31                Remedies and Rights May be Exercised by Party in
                                   its Own Name; Authority to Execute Lease
Section 18.32                Payments to Affiliates
Section 18.33                Landlord's Title
Section 18.34                Light and Air Rights
Section 18.35                Rent not Based on Income
Section 18.36                Non-Exclusivity
Section 18.37                Exhibits
Section 18.38                Rooftop Rights

                 Exhibit A - Description of Project
                 Exhibit B - Depiction of Premises
                 Exhibit C - Work Letter Agreement
                 Exhibit D - Notice of Commencement of Lease
                 Exhibit E - Project Holidays
                 Exhibit F - Project Janitorial Specifications
                 Exhibit G - Offset Statement and Estoppel Certificate Exhibit H - Rules and Regulations